                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                                NetGenesis Corp.
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                                NETGENESIS CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 6, 2001

     NetGenesis Corp. hereby gives notice that it will hold its annual meeting of stockholders at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, 16th floor, Boston, Massachusetts on Wednesday, June 6, 2001, beginning at 10:00 A.M., local time, for the following purposes:

     1. To consider and vote upon the election of two Class I directors;

     2. To approve our 1999 Stock Incentive Plan, as amended;

     3. To approve our 1999 Employee Stock Purchase Plan, as amended; and

     4. To transact such other business as may properly come before the annual meeting or any adjournment thereof.

     Our board of directors has fixed the close of business on Monday, April 9, 2001, as the record date for the determination of the stockholders of NetGenesis entitled to receive notice of the annual meeting or to vote at the annual meeting and any adjournment thereof. Only stockholders of record on April 9, 2001 are entitled to receive notice of the annual meeting and to vote at the annual meeting or any adjournment thereof.

                                          By order of the board of directors,

                                          Andrew D. Friedman
                                          Secretary

May 4, 2001
Boston, Massachusetts

                             YOUR VOTE IS IMPORTANT

                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY,
             WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                NETGENESIS CORP.
                               ONE ALEWIFE CENTER
                         CAMBRIDGE, MASSACHUSETTS 02140
                                 (617) 665-9200

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 6, 2001

     This proxy statement relates to the 2001 annual meeting of stockholders of NetGenesis Corp. The annual meeting will take place as follows:

        DATE:  June 6, 2001

        TIME:  10:00 A.M.

        PLACE:  Foley, Hoag & Eliot LLP
                One Post Office Square
                16th Floor
                Boston, Massachusetts

     Our board of directors is soliciting proxies for the annual meeting and any and all adjournments of the annual meeting. The shares represented by your properly signed proxy will be voted in accordance with your directions. If you do not specify a choice with respect to a proposal for which our board of directors has made a recommendation, the shares covered by your signed proxy will be voted as recommended in this proxy statement. We encourage you to vote on all matters to be considered. You may revoke your proxy at any time before it has been exercised.

     We are mailing this proxy statement and the enclosed form of proxy to stockholders on or about May 4, 2001.

PURPOSE OF THE ANNUAL MEETING OF STOCKHOLDERS

     At the annual meeting, we will submit the following three proposals to the stockholders:

        Proposal One:   To elect two Class I directors, each for a three-year
                        term;

        Proposal Two:   To approve our 1999 Stock Incentive Plan, as amended;
                        and

        Proposal Three:  To approve our 1999 Employee Stock Purchase Plan, as amended.

     Currently, our board of directors does not intend to present to the annual meeting any business other than the proposals described in this proxy statement. Our board of directors was not aware, a reasonable time before mailing this proxy statement to stockholders, of any other business which properly may be presented for action at the annual meeting. If any other business should come before the annual meeting, the persons present will have discretionary authority to vote the shares they own or represent by proxy in accordance with their judgment to the extent authorized in applicable regulations.

RECORD DATE

     Our board of directors has fixed the close of business on Monday, April 9, 2001 as the record date for the annual meeting. Only stockholders of record on that date are entitled to receive notice of the annual meeting and to vote at the annual meeting. At the close of business on the record date, there were issued and outstanding 21,839,107 shares of our common stock, each of which is entitled to cast one vote.

QUORUM

     Our by-laws provide that a quorum consists of a majority in interest of all shares of common stock issued, outstanding and entitled to vote at the meeting. We will treat shares of common stock represented by a properly signed and returned proxy as present at the annual meeting for purposes of determining the existence of a quorum at the annual meeting. In general, we will count votes withheld from any nominee for election as director, abstentions, if applicable, and broker "non-votes", if applicable, as present or represented for purposes of determining the existence of a quorum at the annual meeting. A broker "non-vote" occurs when a broker or nominee holding shares for a beneficial owner does not vote on a proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to that proposal.

VOTE REQUIRED; TABULATION OF VOTES

     Proposal One. The election of each Class I director will require the affirmative vote of a plurality of the shares of common stock properly cast on the proposal. Abstentions, votes withheld from director-nominees, and broker non-votes will not count as votes cast for or against the election of the director-nominees and accordingly will not affect the outcome of the vote.

     Proposal Two. The approval of our 1999 Stock Incentive Plan, as amended, will require the affirmative vote of a majority of the shares of common stock properly cast on the proposal. Abstentions and broker non-votes will not count as votes cast for or against the proposal and accordingly will not affect the outcome of the vote.

     Proposal Three. The approval of our 1999 Employee Stock Purchase Plan, as amended, will require the affirmative vote of a majority of the shares of common stock properly cast on the proposal. Abstentions and broker non-votes will not count as votes cast for or against the proposal and accordingly will not affect the outcome of the vote.

     Our transfer agent, EquiServe, will tabulate the votes at the annual meeting. EquiServe will tabulate separately the vote on each matter submitted to stockholders.

REVOCATION OF PROXIES

     A stockholder who has executed a proxy may revoke the proxy at any time before the commencement of the annual meeting in three ways:

     - by giving written notice of revocation to the Secretary of NetGenesis at the following address:

       NetGenesis Corp.
        One Alewife Center
        Cambridge, Massachusetts 02142
       Attention: Andrew D. Friedman, Secretary

     - by signing and returning another proxy with a later date; or

     - by attending the annual meeting and informing the Secretary of NetGenesis in writing that he or she wishes to vote in person.

     Mere attendance at the annual meeting will not in and of itself revoke the proxy. Accordingly, stockholders who have executed and returned proxies in advance of the annual meeting may change their votes at any time before or at the annual meeting.

SOLICITATION OF PROXIES

     We will bear all costs incurred in connection with the solicitation of proxies for the annual meeting. We will reimburse brokers, banks, fiduciaries, nominees and others for the out-of-pocket expenses and other reasonable clerical expenses they incur in forwarding proxy materials to beneficial owners of common stock held in their names. In addition to this solicitation by mail, our directors, officers and employees may solicit proxies, without additional remuneration, by telephone, facsimile, electronic mail, telegraph and in person. We expect that the expenses of any special solicitation will be nominal. At present, we do not expect to pay any compensation to any other person or firm for the solicitation of proxies.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

     Proposal One concerns the election of two directors.

     Our board of directors currently consists of six directors and is divided into three classes of equal size. The three classes are referred to as Class I, Class II and Class III. Directors serve for a term of three years and until their successors are duly elected and qualified.

     Our board of directors has nominated each of Lawrence S. Bohn and Rory T. O'Driscoll to serve as a Class I director for a three-year term, each of whom currently serves as a Class I director. Mr. Bohn also serves as our President, Chief Executive Officer and Chairman of the Board of Directors. Each director elected at the annual meeting will hold office until the annual meeting of stockholders in 2004 and until his successor is duly elected and qualified.

     Messrs. Bohn and O'Driscoll have each agreed to serve if elected, and we have no reason to believe that either of them will be unable to serve. If either nominee is unable or declines to serve as a Class I director at the time of the annual meeting, proxies will be voted for another nominee that our board of directors will designate at that time. Proxies cannot be voted for more than two nominees.

     OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF LAWRENCE S. BOHN AND RORY T. O'DRISCOLL AS CLASS I DIRECTORS OF NETGENESIS.

                        DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information regarding our directors and executive officers as of April 9, 2001:

NAME                                        AGE                         POSITION
----                                        ---                         --------
Lawrence S. Bohn..........................  49    President, Chief Executive Officer and Chairman of
                                                  the Board of Directors
Brian Zanghi..............................  41    Chief Operating Officer and Executive Vice President
Christopher Hanson........................  42    Chief Financial Officer, Executive Vice President
                                                  and Treasurer
Paul Fitzgerald...........................  31    Vice President, Finance
Warren Perry..............................  45    Vice President, North American Sales
Mary Sullivan.............................  48    Vice President, Professional Services
David George..............................  33    Vice President, Worldwide Business Development
Eric Richard..............................  27    Vice President, Engineering
Martyn Reeves.............................  44    Vice President, Europe, Middle East and Africa
Anne Estabrook............................  36    Vice President, Corporate Strategy
Kathleen Biro(1)..........................  48    Director
Ted R. Dintersmith(1).....................  48    Director
Robert N. Goldman(2)......................  51    Director
Rory T. O'Driscoll(2).....................  36    Director
Stephen J. Ricci(2).......................  55    Director

---------------
(1) Member of the compensation committee

(2) Member of the audit committee

     Lawrence S. Bohn has served as our President and Chief Executive Officer and a director since March 1998. Mr. Bohn became our Chairman of the Board in January 2000. From August 1997 to February 1998, Mr. Bohn was an independent consultant. From September 1994 to July 1997, he served as President of PC Docs, a developer of document management software for enterprise networks. From April 1986 to July 1994, Mr. Bohn served as Senior Vice President of Marketing and Business development at Interleaf, a developer of electronic publishing solutions.

     Brian Zanghi has served as our Executive Vice President and Chief Operating Officer since January 2000. Mr. Zanghi previously served as Executive Vice President at Instinctive Technologies, a web collaboration software company, from November 1998 to December 1999. Mr. Zanghi also served as President of PC Docs from April 1998 to September 1998 and as its Director of Sales and then Vice President of Sales from January 1995 to April 1998.

     Christopher Hanson has served as our Chief Financial Officer, Executive Vice President and Treasurer since November 2000. Mr. Hanson previously served as Chief Financial Officer of !hey Software, an electronic customer relationship management company, from February 2000 to October 2000. Mr. Hanson also served as Chief Financial Officer of Saville Systems, a software company, from March 1997 to January 2000. Mr. Hanson also served as Treasurer of Software Systems Associates, a manufacturing applications company, from September 1991 to February 1997.

     Paul Fitzgerald has served as our Vice President, Finance since November 2000. From August 2000 to November 2000, Mr. Fitzgerald served as our interim Chief Financial Officer. From June 1999 to July 2000, Mr. Fitzgerald served as our Director of Finance. Mr. Fitzgerald previously served as an Assistant Controller and a Controller at Renaissance Worldwide, an information technology consulting firm, from October 1996 to May 1999. Mr. Fitzgerald also served as Senior Auditor for Arthur Andersen LLP from July 1994 to September 1996.

     Warren Perry has served as our Vice President, North American Sales since October 2000. From July 1999 to September 2000, Mr. Perry served as our Regional Vice President for the Eastern Region of North America. Mr. Perry previously served as Vice President of Sales at Persimmon, a provider of Web personalization software from January 1997 to June 1999. Mr. Perry also was employed in various positions, including Manager of the General Business Unit for the United States, at Interleaf from October 1987 to December 1996.

     Mary Sullivan has served as our Vice President, Professional Services since October 2000. Ms. Sullivan previously served as our Vice President, North American Sales from January 2000 to September 2000. Ms. Sullivan served as Vice President of Sales at Vality Technology, a provider of enterprise intelligence software, from January 1999 to September 1999. From January 1989 to December 1998, Ms. Sullivan was employed in various positions at Interleaf, including Eastern Region Sales Director.

     David George has served as our Vice President of Worldwide Business Development since January 1999. From April 2000 to January 2001, Mr. George served as our Vice President for European Operations. From June 1996 to December 1998, Mr. George served as our Director of Strategic Partnerships and Director in International Sales. From December 1993 to June 1996, Mr. George served as Manager of the Strategic OEM Sales Team for Europe, Middle East and Africa at FTP Software, a provider of TCP/IP solutions.

     Eric Richard has served as our Vice President, Engineering since January 2001. Mr. Richard co-founded NetGenesis and has served as our Chief Technology Officer since May 1994.

     Martyn Reeves has served as our Vice President, Europe, Middle East and Africa since January 2001. Mr. Reeves served as our Regional Sales Director, Northern Europe from July 2000 to January 2001. From January 2000 to April 2000, Mr. Reeves was Vice President of Operations at Oberon Software, a provider of application integration solutions. From February 1988 to December 1999, Mr. Reeves served in various roles, including Regional Director, for Progress Software, a provider of application development tools and database management systems.

     Anne Estabrook has served as our Vice President of Corporate Strategy since February 2001. From December 1998 to February 2001, Ms. Estabrook served as our Vice President of Marketing. From May 1998 to December 1998, Ms. Estabrook served as our Director, Product Marketing. From June 1997 to April 1998, Ms. Estabrook served as the Director of Professional Services at Firefly Network, a provider of personalization software. From September 1993 to June 1997, Ms. Estabrook was a senior associate at Mercer Management Consulting, a management consulting firm.

     Kathleen L. Biro has served as our director since April 1999. Ms. Biro has also served as Vice Chairman of Digitas (formerly Strategic Interactive Group and Bronnercom), an Internet professional services firm, since January 2001. From December 1999 to December 2000, Ms. Biro was Vice Chairman, President and a director of Digitas. She co-founded Strategic Interactive Group, a developer of Internet marketing strategies, and served as its Chief Executive Officer from April 1995 to December 1999. From May 1991 to April 1995, Ms. Biro served as Senior Vice President/Marketing Director at Bronner Slosberg Humphrey, a direct marketing and customer base management agency. Ms. Biro also serves as a director of Be Free, a provider of Internet marketing platforms.

     Ted R. Dintersmith has served as our director since September 1996. Since February 1996, Mr. Dintersmith has been a general partner at Charles River Ventures, a venture capital firm. From October 1987 to February 1996, he was a general partner of Aegis Management Corporation, a venture capital firm. Mr. Dintersmith serves as a director of Be Free.

     Robert N. Goldman has served as our director since January 1995. Mr. Goldman has been Chairman of the Board of eXcelon Corporation since January 1999, and has been its president and Chief Executive Officer since September 1999. He also served as president and chief executive officer of eXcelon Corporation from November 1995 to January 1999. From 1992 to August 1995, Mr. Goldman was Chairman of Trinzic Corporation. Mr. Goldman is a member of the board of directors of Citrix Systems and Parametric Technology.

     Rory T. O'Driscoll has served as our director since June 1999. Since April 1993, Mr. O'Driscoll has served as a Vice President of Bank of America Ventures, a venture capital firm. From March 1992 to April 1993, Mr. O'Driscoll served as a corporate development consultant for BankAmerica Corporation. Mr. O'Driscoll is a director of Connectinc.com.

     Stephen J. Ricci has served as our director since June 1998. Mr. Ricci has been a general partner of OneLiberty Ventures, a venture capital firm, since its inception in January 1995. Before co-founding OneLiberty Ventures, Mr. Ricci was a general partner of Palmer Partners, a venture capital firm, from 1974 to 1994.

     The board of directors is divided into three classes, referred to as Class I, Class II and Class III, each consisting as nearly as possible of one-third of the directors. One class of directors is elected each year at the annual meeting of stockholders to hold office for a term of three years and until their respective successors have been duly elected and qualified. Messrs. Bohn and O'Driscoll serve as Class I directors; their terms of office expire in 2001. Messrs. Goldman and Ricci serve as Class II directors; their terms of office expire in 2002. Ms. Biro and Mr. Dintersmith serve as Class III directors; their terms of office expire in 2003.

     Our executive officers are elected by the board of directors and serve at the discretion of the board or until their respective successors have been duly elected and qualified. There are no family relationships among our directors and executive officers.

COMMITTEES AND MEETINGS OF THE BOARD

     During 2000, the board of directors met six times and acted by written consent twice. Other than Robert N. Goldman, no incumbent director attended fewer than 75% of the total number of meetings held by the board and the committees of the board on which he or she served.

     Our board of directors has a compensation committee and an audit committee. Our compensation committee, currently composed of Ms. Biro and Mr. Dintersmith, reviews and recommends to the board of directors the compensation and benefits of our officers and directors and administers and grants options under our stock plans. Our compensation committee met four times during fiscal 2000 and acted by written consent eight times. Our audit committee, currently composed of Messrs. Goldman, O'Driscoll and Ricci, reviews our internal accounting procedures, evaluates our audit and control functions, and reviews the scope and results of the audit and other services provided by our independent public accountants. Our audit committee met four times during fiscal 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 2000, no officer or employee of NetGenesis participated in the deliberations of the compensation committee concerning the compensation of our executive officers. No interlocking relationship existed between our board of directors or compensation committee and the board of directors or compensation committee of any other company in 2000.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

     We reimburse all of our directors for expenses incurred in attending meetings of the board of directors and its committees. In addition, our outside directors are eligible to receive automatic grants of stock options under our 1999 Stock Incentive Plan. Currently we do not otherwise compensate directors for their services as members of the board of directors or any committee of the board.

     Under our 1999 Stock Incentive Plan, each outside director automatically received an option to purchase 18,750 shares of our common stock at an exercise price of $18.00 per share upon the effective date of our initial public offering in February 2000. Each option vests in annual installments over three years from the date of grant. In addition, each outside director who is re-elected as one of our directors or whose term continues after the annual meeting of stockholders will on the date of the annual meeting receive a nonqualified option to purchase 3,750 shares of our common stock at an exercise price equal to the fair market value of the common stock on that date. These options will be fully vested upon grant, and will have a term of 10 years. In addition, each person who is hereafter elected as an outside director will receive on the date of his or her first election as a director a nonqualified option to purchase 18,750 shares of our common stock at an exercise price equal to the fair market value of the common stock on that date. Each such option will vest in three equal annual installments, commencing on the first anniversary of the date of grant, and will have a term of 10 years.

     Under the terms of the 1999 Stock Incentive Plan, an outside director is a director who:

     - is not an employee of NetGenesis or of any parent or subsidiary of NetGenesis,

     - is not a former employee of NetGenesis or of any parent or subsidiary of NetGenesis who is receiving compensation for prior services during the taxable year of NetGenesis or such parent or subsidiary,

     - has not been an officer of NetGenesis or of any parent or subsidiary of NetGenesis, and

     - does not receive remuneration from NetGenesis or any parent or subsidiary of NetGenesis in any capacity other than as a director.

     Currently, our outside directors are Ms. Biro and Messrs. Dintersmith, Goldman, O'Driscoll and Ricci.

EXECUTIVE COMPENSATION

     Compensation summary. The following table provides summary information concerning compensation earned for services rendered to NetGenesis in all capacities during the last three fiscal years by NetGenesis' chief executive officer, the four other most highly compensated executive officers of NetGenesis who were in office on December 31, 2000, and one former executive officer who would have been one of our four most highly compensated executive officers had he still been employed by us at the end of 2000, all of whom we refer to collectively as the "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                  COMPENSATION AWARDS
                                                                             -----------------------------
                                                      ANNUAL COMPENSATION                       SECURITIES
                                                     ---------------------   RESTRICTED STOCK   UNDERLYING
NAME AND PRINCIPAL POSITION                   YEAR   SALARY($)   BONUS($)       AWARDS ($)      OPTIONS(#)
---------------------------                   ----   ---------   ---------   ----------------   ----------
Lawrence S. Bohn............................  2000   $214,593    $103,871              --          50,000
  Chairman of the Board, President            1999    164,853      68,452              --              --
  and Chief Executive Officer                 1998    127,509          --              --         607,500
David George................................  2000   $124,633    $200,699              --          97,500
  Vice President,                             1999     89,990      74,881              --          30,000
  Worldwide Business Development              1998     74,888      29,623              --          90,000
Warren Perry................................  2000   $109,998    $335,415              --          80,000
  Vice President,                             1999     45,881      45,749              --          22,500
  North American Sales                        1998         --          --              --              --
Mary Sullivan...............................  2000   $115,062    $157,366              --         170,000
  Vice President,                             1999         --          --              --              --
  Professional Services                       1998         --          --              --              --
Brian Zanghi................................  2000   $207,499    $ 40,195              --         330,000
  Executive Vice President and                1999         --          --              --              --
  Chief Operating Officer                     1998         --          --              --              --
Roger Hodskins(1)...........................  2000   $ 82,226    $173,034              --              --
  Former Vice President,                      1999    126,211     142,641              --              --
  Worldwide Sales and Service                 1998    135,030      15,000              --         210,000

---------------
(1) Our employment of Mr. Hodskins terminated on January 31, 2000.

     Other annual compensation in the form of perquisites and other personal benefits has been omitted from the foregoing table because the aggregate amount of those perquisites and other personal benefits was less than $50,000 and constituted less than 10% of the executive officer's total annual salary and bonus.

     Long term compensation awards in the above table represent shares of common stock issuable upon exercise of stock options granted under our 1995 Stock Option Plan and 1999 Stock Incentive Plan. In 1998, 1999 and 2000, NetGenesis did not grant any stock appreciation rights or make any long-term incentive plan payouts.

     In 2000, in addition to the compensation stated in the above table, we also provided each of our full-time employees with term life insurance in an amount equal to twice their annual base salary. Because we pay a single premium for the entire group of employees, we are unable to calculate the dollar amount of the premium attributable to any particular employee.

     Option grants in last fiscal year. The following table provides information concerning stock options granted under the 1999 Stock Incentive Plan to the named executive officers during 2000.

     In fiscal 2000, we granted to our employees, including the named executive officers, options to purchase an aggregate of 2,803,506 shares of common stock under our 1999 Stock Incentive Plan. All of these options were granted at fair market value as determined by our board of directors on the date of grant. All of the options have a term of 10 years, subject to earlier termination in the event of a termination of employment. The exercise price for all options may be paid in cash, shares of common stock, or a combination of cash and shares. The options listed in the following table vest as set forth in the accompanying footnotes.

     Amounts reported in the last two columns represent hypothetical values that may be realized upon exercise of the options immediately before the expiration of their term, assuming the specified compounded rates of appreciation of the price of our common stock over the term of the options. These numbers are calculated based on the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings depend on the timing of the exercise of the option and the sale of the common stock, as well as the future performance of the common stock. The rates of appreciation assumed in this table may not be achieved and the officers may never receive the amounts reflected. This table does not take into account any change in the price of the common stock from the date of grant to the current date. The values shown are net of the option exercise price, but do not include deductions for taxes or other expenses that might be associated with their exercise.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS                      POTENTIAL REALIZABLE
                              -----------------------------------------------------      VALUE AT ASSUMED
                              NUMBER OF                                                ANNUAL RATE OF STOCK
                              SECURITIES   PERCENT OF TOTAL                           PRICE APPRECIATION FOR
                              UNDERLYING   OPTIONS GRANTED    EXERCISE                      OPTION TERM
                               OPTIONS     TO EMPLOYEES IN     PRICE     EXPIRATION   -----------------------
NAME                          GRANTED(#)     FISCAL YEAR       ($/SH)       DATE        5%($)        10%($)
----                          ----------   ----------------   --------   ----------   ----------   ----------
Lawrence S. Bohn............    50,000(1)        1.65%           1.75     12/21/10    $   55,028   $  139,452
David George................    22,500(2)        0.74%           9.33     01/11/10       132,021      334,566
                                 5,000(4)        0.16%        17.6875     07/11/10        55,618      140,947
                                 5,000(4)        0.16%        17.6875     07/11/10        55,618      140,947
                                 5,000(5)        0.16%           9.00     08/01/10        28,300       71,718
                                10,000(6)        0.33%           9.00     08/01/10        56,601      143,437
                                50,000(1)        1.64%           1.75     12/21/10        55,028      139,452
Warren Perry................     7,500(2)        0.25%           9.33     01/11/10        44,007      111,522
                                20,000(3)        0.66%        17.6875     07/11/10       222,471      563,786
                                 5,000(4)        0.16%        17.6875     07/11/10        55,618      140,947
                                 5,000(4)        0.16%        17.6875     07/11/10        55,618      140,947
                                 5,000(5)        0.16%           9.00     08/01/10        28,300       71,718
                                37,500(1)        1.24%           1.75     12/21/10        41,271      104,589
Mary Sullivan...............    75,000(7)        2.47%           9.33     02/23/10       440,069    1,115,221
                                 7,500(4)        0.25%        17.6875     07/11/10        83,427      211,420
                                 7,500(4)        0.25%        17.6875     07/11/10        83,427      211,420
                                 5,000(5)        0.16%           9.00     08/01/10        28,300       71,718
                                75,000(1)        2.47%           1.75     12/21/10        82,542      209,179
Brian Zanghi................   300,000(8)        9.88%         5.3333     01/11/10     1,006,225    2,549,972
                                30,000(1)        0.99%           1.75     12/21/10        33,017       83,671
Roger Hodskins(9)...........        --             --              --           --            --           --

---------------
(1) The options vested in full on February 25, 2001.

(2) The options vest in 16 equal quarterly installments of 6.25%, beginning as of April 12, 2000.

(3) The options vest in 16 equal quarterly installments of 6.25%, beginning as of October 12, 2000.

(4) The options vested in full on December 31, 2000.

(5) The options vest in 16 equal quarterly installments of 6.25%, beginning as of November 2, 2000.

(6) The options vest in full on August 2, 2005.

(7) The option to purchase 18,750 shares vested on January 31, 2001, and the option to purchase the remaining 56,250 shares vests in 12 equal quarterly installments of 6.25%, beginning as of April 30, 2001.

(8) The option to purchase 37,500 shares vested on July 12, 2000, and the option to purchase the remaining 262,500 shares vests in 14 equal quarterly installments of 6.25%, beginning as of October 12, 2000.

(9) Our employment of Mr. Hodskins terminated on January 31, 2000.

     Option exercises and fiscal year-end option values. The following table provides information concerning stock options exercised during 2000 and stock options held as of December 31, 2000 by the named executive officers.

     The value realized upon the exercise of options is based on the last sale prices of the common stock on the respective dates of exercise, as reported by the Nasdaq National Market, less the applicable option exercise prices. The value of unexercised in-the-money options at fiscal year-end is based on $3.25 per share, the last sale price of the common stock on December 31, 2000, as reported by the Nasdaq National Market, less the applicable option exercise prices. Actual gains, if any, will depend on the value of the common stock on the date of the sale of the shares.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                         NUMBER OF SECURITIES                VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
                         SHARES                       OPTIONS AT FISCAL YEAR-END             AT FISCAL YEAR END($)
                       ACQUIRED ON      VALUE      ---------------------------------   ---------------------------------
NAME                   EXERCISE(#)   REALIZED($)   EXERCISABLE(#)   UNEXERCISABLE(#)   EXERCISABLE($)   UNEXERCISABLE($)
----                   -----------   -----------   --------------   ----------------   --------------   ----------------
Lawrence S. Bohn.....        --             --             --            50,000                --           $ 75,000
David George.........        --             --         22,030           105,470            $9,375            103,125
Warren Perry.........     5,859        $45,773         32,656            63,985                --             85,255
Mary Sullivan........        --             --         15,312           154,688                --            112,500
Brian Zanghi.........        --             --         56,250           273,750                --             45,000
Roger Hodskins(1)....        --             --             --                --                --                 --

---------------
(1) Our employment of Mr. Hodskins terminated on January 31, 2000.

                      REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee established by the board of directors is composed of two outside directors, Kathleen L. Biro and Ted R. Dintersmith. The compensation committee has general responsibility for NetGenesis' executive compensation policies and practices, including responsibility for establishing the specific compensation of NetGenesis' executive officers and administering NetGenesis' stock plans. The following report summarizes NetGenesis' executive officer compensation policies for 2000.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Compensation objectives. NetGenesis' executive compensation programs are generally designed to relate a substantial part of executive compensation to improvements in NetGenesis' financial performance and corresponding increases in stockholder value. Decisions concerning executive compensation are intended to:

     - establish incentives that will link executive officer compensation to NetGenesis' financial performance and that will motivate executives to attain NetGenesis' quarterly and annual financial targets and to promote the long-term financial success of NetGenesis; and

     - provide a total compensation package that is competitive within the industry and that will assist NetGenesis in attracting and retaining executives who will contribute to the long-term financial success of NetGenesis.

     Executive compensation programs. NetGenesis' executive compensation package for 2000 consisted of three principal components:

     - base salary;

     - bonuses tied to annual earnings performance and individual performance goals; and

     - stock-based equity incentive in the form of participation in NetGenesis' stock option plans.

NetGenesis' executive officers were also eligible to participate in other employee benefit plans, including health and life insurance plans and a 401(k) retirement plan, on substantially the same terms as other employees who met applicable eligibility criteria, subject to any legal limitations on the amounts that could be contributed or the benefits that could be paid under these plans.

     In establishing base salaries for executives, the compensation committee monitors salaries at other companies, particularly companies in the same industry and companies located in the same geographic area as NetGenesis. In addition, for each executive the compensation committee considers historical salary levels, work responsibilities and base salary relative to other executives at NetGenesis. The compensation committee also considers general economic conditions, NetGenesis' financial performance and each individual's performance. The compensation committee increased the base salaries of NetGenesis' executive officers in 2000 in accordance with NetGenesis' general policy of adjusting salaries so as to remain competitive with comparable executive salaries for comparably sized companies and to accomplish NetGenesis' compensation objectives as outlined above.

     NetGenesis' executive compensation policy emphasizes stock options and bonuses in order to align the interests of management with the stockholders' interests in the financial performance of NetGenesis for fiscal quarters, the fiscal year and the longer term. The compensation committee also believes that stock options provide a significant incentive to executive officers to continue their employment with NetGenesis and create long-term value for its stockholders. In granting stock options, the compensation committee considered the seniority, responsibilities and performance of the executive officers, as well as the value of options already held by the executive officers and the extent to which the compensation committee believed those options would provide sufficient motivation to the executive officers to achieve NetGenesis' goals. In 2000, the compensation committee granted stock options under NetGenesis' 1999 Stock Incentive Plan to each of Lawrence Bohn, David George, Warren Perry, Mary Sullivan and Brian Zanghi, as indicated in the section captioned "Option grants in last fiscal year" above.

     Chief executive officer compensation. Consistent with NetGenesis' overall executive officer compensation policy, NetGenesis' approach to the chief executive officer's compensation package in fiscal 2000 was to be competitive with other companies in the industry and to tie a large percentage of the chief executive officer's total compensation package to our performance. The compensation committee believes that this approach provides additional incentive to Mr. Bohn to achieve NetGenesis' performance goals and enhance stockholder value. Mr. Bohn's salary was designed to give him assurance of a base level of compensation commensurate with his position and duration of employment with NetGenesis and competitive with salaries for officers holding comparable positions in the industry.

     Policy regarding Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits NetGenesis' ability to deduct, for income tax purposes, compensation in excess of $1.0 million paid to the chief executive officer and the four other most highly compensated officers of NetGenesis in any year, unless the compensation qualifies as "performance-based compensation." The compensation committee's policy with respect to Section 162(m) is to make every reasonable effort to cause compensation to be deductible by us while simultaneously providing our executive officers with appropriate rewards for their performance.

     In light of NetGenesis' significant net operating loss carryforwards, the compensation committee believes that, in the near term, NetGenesis will not be able to fully recognize the financial benefits of complying with Section 162(m). The aggregate base salaries and bonuses of NetGenesis' executive officers have not historically exceeded, and are not in the foreseeable future expected to exceed, the $1.0 million limit, and options under NetGenesis' 1999 Stock Incentive Plan and 1999 Employee Stock Purchase Plan have been intended to qualify as performance-based compensation. In determining in the future whether to provide compensation that may not qualify as performance-based compensation, the compensation committee will weigh NetGenesis' need to provide appropriate incentives to its executive officers against the reasonably foreseeable financial costs, if any, that NetGenesis may incur if it is unable to deduct that compensation for income tax purposes.
                                          The Compensation Committee

                                          Kathleen L. Biro
                                          Ted R. Dintersmith

PERFORMANCE GRAPH

     The following graph compares the performance of our cumulative stockholder return with that of the Nasdaq Stock Market Index for U.S. Companies, a broad market index, and a peer group of companies selected on a line-of-business basis. The peer group consists of the J.P. Morgan H&Q Internet 100. The cumulative stockholder returns for shares of our common stock and for the market index and the peer group index are calculated assuming $100 was invested on February 29, 2000, the date on which our common stock commenced trading on the Nasdaq National Market, and assuming shares of our common stock were purchased for $56.813 per share, the last reported sale price of our common stock on such date. We paid no cash dividends during the period shown. The performance of the market index and the peer group index is shown on a total return, or dividends reinvested, basis.

              COMPARISON OF 10-MONTH CUMULATIVE TOTAL RETURN AMONG
           NETGENESIS CORP., THE NASDAQ STOCK MARKET (U.S.) INDEX AND
                     THE J.P. MORGAN H&Q TECHNOLOGY INDEX*

                               PERFORMANCE GRAPH

* $100 INVESTED ON 2/29/00 IN STOCK OR INDEX-
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

                                                              VALUE OF INVESTMENT($)
                                                              ----------------------
                                                              02/29/00     12/31/00
                                                              ---------    ---------
NetGenesis Corp.............................................   $100.00      $ 5.72
The J.P. Morgan H&Q Internet 100............................   $100.00      $32.28
Nasdaq Stock Market -- U.S..................................   $100.00      $52.46

                         REPORT OF THE AUDIT COMMITTEE

     The board of directors has appointed an audit committee, the responsibilities of which are to review the results and scope of the annual audit of NetGenesis' financial statements conducted by NetGenesis' independent accountants, the scope of other services provided by NetGenesis' independent accountants, proposed changes in NetGenesis' financial and accounting standards and principles, and NetGenesis' policies and procedures with respect to its internal accounting, auditing and financial controls. The audit committee also makes recommendations to the board of directors on the engagement of the independent accountants, as well as other matters which may come before the audit committee at the direction of the board of directors. The audit committee is governed by a written charter adopted by the board of directors. A copy of the charter is attached to this proxy statement as Annex A.

     The audit committee currently consists of three non-employee directors. Each member of the audit committee is "independent" within the meaning of the Nasdaq Stock Market's marketplace rules and meets the other criteria for membership on the audit committee described in those rules.

     NetGenesis' management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of financial statements in accordance with generally accepted accounting principles. NetGenesis' independent auditors are responsible for auditing those financial statements. The responsibility of the audit committee is to monitor and review these processes. However, the members of the audit committee are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. The audit committee has relied, without independent verification, on the information provided to it and on the representations made by NetGenesis' management and independent auditors.

     In fulfilling its oversight responsibilities, the audit committee discussed with representatives of PricewaterhouseCoopers LLP, NetGenesis' independent auditors for fiscal 2000, the overall scope and plans for their audit of NetGenesis' financial statements for fiscal 2000. The audit committee met with them, with and without NetGenesis' management present, to discuss the results of their examinations and their evaluations of NetGenesis' internal controls and the overall quality of NetGenesis' financial reporting.

     The audit committee reviewed and discussed the audited financial statements for fiscal 2000 with management and the independent auditors.

     The audit committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the audit committee received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with the auditors their independence. In evaluating the independence of NetGenesis' auditors, the audit committee considered whether the services the auditors provided to NetGenesis beyond their audit and review of NetGenesis' financial statements was compatible with maintaining their independence. The audit committee also considered the amount of fees they received for audit and non-audit services.

     Based on the audit committee's review and these meetings, discussions and reports, and subject to the limitations on the audit committee's role and responsibilities referred to above and in the audit committee charter, the audit committee recommended to the board of directors that NetGenesis' audited financial statements for fiscal 2000 be included in NetGenesis' annual report on Form 10-K. The audit committee also recommended to the board of directors that PricewaterhouseCoopers LLP be selected as NetGenesis' independent auditors for fiscal 2001.

                                          The Audit Committee

                                          Robert N. Goldman
                                          Rory T. O'Driscoll
                                          Stephen J. Ricci

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table provides information about the beneficial ownership of our common stock as of April 9, 2001 by:

     - each person known by us to own beneficially more than five percent of our common stock;

     - each of our directors;

     - each of our executive officers; and

     - all of our current executive officers and directors as a group.

     In accordance with SEC rules, beneficial ownership includes any shares for which a person has sole or shared voting power or investment power and any shares of which the person has the right to acquire beneficial ownership within 60 days after April 9, 2001 through the exercise of any option or otherwise. All shares included in the "Right to acquire" column represent shares subject to outstanding stock options exercisable within 60 days after April 9, 2001. Except as noted below, NetGenesis believes that the persons named in the table have sole voting and investment power with respect to the shares of common stock set forth opposite their names. The inclusion of shares listed as beneficially owned does not constitute an admission of beneficial ownership. Percentage of beneficial ownership is based on 21,839,107 shares of common stock outstanding as of April 9, 2001. The address of each of our executive officers and directors is c/o NetGenesis Corp., One Alewife Center, Cambridge, Massachusetts 02140. The information as to each person has been furnished by such person.

                                                 NUMBER OF SHARES BENEFICIALLY OWNED
                                                 ------------------------------------      PERCENT
                                                 OUTSTANDING    RIGHT TO      TOTAL      BENEFICIALLY
NAME                                               SHARES       ACQUIRE      NUMBER         OWNED
----                                             -----------    --------    ---------    ------------
Ted R. Dintersmith(1)..........................   2,362,562       6,250     2,368,812        10.8%
Charles River Partnership VII, LP(2)...........   2,362,562          --     2,362,562        10.8
  1000 Winter Street
  Waltham, MA 02154
J.P. Morgan Chase & Co.(3).....................   2,167,630          --     2,167,630         9.9
Stephen J. Ricci(4)............................   2,189,532       6,250     2,195,782         9.9
Affiliates of OneLiberty Ventures(5)...........   2,164,532          --     2,164,532        10.0
  c/o 150 CambridgePark Drive
  10th Floor
  Cambridge, MA 02140
Lawrence S. Bohn(6)............................   1,392,936      50,000     1,442,936         6.6
Rory T. O'Driscoll(7)..........................   1,355,421       6,250     1,361,671         6.2
Affiliates of Bank of America Ventures(8)......   1,355,421          --     1,355,421         6.2
  c/o Bank of America Ventures
  950 Tower Lane
  Suite 700
  Foster City, CA 94404
Eric Richard(9)................................     206,811      12,500       219,311         1.0
David George(10)...............................     122,442      82,343       204,785           *
Anne Estabrook(11).............................     123,594      43,093       166,687           *
Brian Zanghi...................................          --     123,750       123,750           *
Mary Sullivan..................................       1,300     116,561       117,861           *
Warren Perry...................................       8,657      77,655        86,312           *
Martyn Reeves..................................       1,500      54,036        55,536           *
Robert N. Goldman..............................      22,821      17,345        40,166           *
Paul Fitzgerald................................       4,467      25,513        29,980           *

                                                 NUMBER OF SHARES BENEFICIALLY OWNED
                                                 ------------------------------------      PERCENT
                                                 OUTSTANDING    RIGHT TO      TOTAL      BENEFICIALLY
NAME                                               SHARES       ACQUIRE      NUMBER         OWNED
----                                             -----------    --------    ---------    ------------
Christopher Hanson.............................       5,000      21,538        26,538           *
Kathleen L. Biro...............................          --      18,750        18,750           *
All directors and executive officers as a group
  (15 persons).................................   7,797,043     661,834     8,458,877        37.6%

---------------
  *  Less than one percent.

 (1) Includes 2,362,562 shares beneficially held by Charles River Partnership VII, LP. Mr. Dintersmith is a general partner of Charles River VII GP, LP, which is the general partner of Charles River Partnership VII, LP. Mr. Dintersmith disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein, if any.

 (2) Charles River VII GP, LP is the general partner of Charles River Partnership VII, LP. Charles River VII GP, LP disclaims beneficial ownership of the shares held by Charles River Partnership VII, LP in which it does not have a pecuniary interest.

 (3) The number of shares beneficially owned by J.P. Morgan Chase & Co. is based upon information contained in a Schedule 13G filed by J.P. Morgan Chase & Co. on February 9, 2001.

 (4) Includes 2,164,532 shares beneficially held by affiliates of OneLiberty Ventures, of which Mr. Ricci is a general partner. Mr. Ricci disclaims beneficial ownership of all of theses shares, except to the extent of his pecuniary interest therein, if any.

 (5) Represents 2,061,459 shares beneficially held by OneLiberty Fund, IV and 103,073 shares beneficially held by OneLiberty Advisors IV, L.P.

 (6) Includes 77,142 shares held by the Justin Bohn Trust, 77,142 shares held by the Ariel Bohn Trust and 144,642 shares held by the Bohn Family Trust. Of the shares held by Mr. Bohn, 259,453 shares do not vest until after 60 days after April 9, 2001 and, until vested, are subject to our right to repurchase them if Mr. Bohn's employment is terminated.

 (7) Includes 1,355,421 shares beneficially held by affiliates of Bank of America Ventures, of which Mr. O'Driscoll is a Vice President. Mr. O'Driscoll disclaims beneficial ownership of all of theses shares, except to the extent of his pecuniary interest therein, if any.

 (8) Represents 1,152,108 shares beneficially held by Bank of America Ventures and 203,313 shares beneficially held by BA Venture Partners V. Bank of America Ventures disclaims beneficial ownership of the shares owned by BA Venture Partners V.

 (9) Of the shares held by Mr. Richard, 38,672 shares do not vest until after 60 days after April 9, 2001 and, until vested, are subject to our right to repurchase them if Mr. Richard's employment is terminated.

(10) Of the shares held by Mr. George, 6,703 shares do not vest until after 60 days after April 9, 2001 and, until vested, are subject to our right to repurchase them if Mr. George's employment is terminated.

(11) Of the shares held by Ms. Estabrook, 45,469 shares do not vest until after 60 days after April 9, 2001 and, until vested, are subject to our right to repurchase them if Ms. Estabrook's employment is terminated.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

LOAN TO LAWRENCE S. BOHN

     On May 4, 1999, Mr. Bohn exercised an option to purchase 607,500 shares of our common stock at an exercise price of $0.16 per share. We loaned Mr. Bohn $96,390 towards this purchase. The full recourse loan is evidenced by a promissory note from Mr. Bohn to us. The loan is secured by the 607,500 shares of common stock that Mr. Bohn purchased.

     We believe that the loan transaction described above was made on terms no less favorable to us than we would have obtained from unaffiliated third parties. We have adopted a policy under which all future transactions between us and any of our directors, executive officers or 5% stockholders must be on terms no less favorable to us than we would obtain from unaffiliated third parties and must be approved by a majority of the disinterested members of the board of directors.

ACCELERATION OF STOCK OPTION VESTING FOR JOHN DELEA

     On January 7, 2000, pursuant to an arrangement we previously entered into with him, John Delea, our former Chief Financial Officer, Vice President, Finance and Administration and Treasurer, exercised an option to purchase 90,000 shares of our common stock for $0.16 per share. Because at that date, the option to purchase only 30,000 of such shares would have been vested under his option agreement, Mr. Delea simultaneously entered into a stock restriction and repurchase agreement with us providing that if he ceased to be employed by us before the date on which the shares purchased would otherwise have vested under his option agreement, we would have the right to repurchase those shares at $0.16 per share. Mr. Delea resigned from his employment with us effective September 5, 2000 and we repurchased 15,000 shares from him pursuant to the stock restriction and repurchase agreement.

SEPARATION AGREEMENT WITH ROGER HODSKINS AND REPURCHASE OF SHARES OF COMMON STOCK FROM ROGER HODSKINS

     On January 14, 2000, we entered into a separation agreement with Roger Hodskins, our former Vice President, Worldwide Sales and Service. Under the agreement, Mr. Hodskins resigned his employment, effective January 31, 2000. Pursuant to this agreement, we continued to pay Mr. Hodskins his base salary and to permit him to participate in our insurance and other employee benefit programs until July 31, 2000. We also paid Mr. Hodskins additional amounts equal to one-half of his maximum bonus for 1999. We also agreed that the shares of restricted stock that Mr. Hodskins purchased from us would continue to vest until August 5, 2000, as described below.

     On August 23, 2000, we purchased from Roger Hodskins 45,937 shares of our common stock at a price of $0.67 per share and 52,500 shares of our common stock at a price of $0.16 per share. Mr. Hodskins had originally purchased these shares at these prices upon exercise of stock options and entered into a stock restriction and repurchase agreement with us. Under the stock restriction and repurchase agreement, if Mr. Hodskins' employment by us ceased before the shares purchased would otherwise have vested under the option agreement, then we would have the right to repurchase those shares at the same price for which Mr. Hodskins had purchased them. Mr. Hodskins' employment by us terminated on January 31, 2000 pursuant to the separation agreement described above.

SEPARATION AGREEMENT WITH MARCIA DESMOND

     On October 26, 2000, we entered into a separation agreement with Marcia Desmond, our former Vice President, Professional Services. Under the agreement, Ms. Desmond's employment terminated November 30, 2000, but we continued to pay Ms. Desmond her base salary and to permit her to participate in our insurance and other employee benefit programs until February 28, 2001. We also paid Ms. Desmond her full bonus for the fourth quarter of 2000. In addition, under the agreement, we permitted the stock options held by Ms. Desmond to continue to vest through March 15, 2001, and we permitted Ms. Desmond to exercise vested options until June 30, 2001.

MASTER AGREEMENT WITH THE CHASE MANHATTAN BANK

     In December 2000, we entered into a master agreement with The Chase Manhattan Bank regarding our provision of our software and professional services to them. In 2000, we licensed software and provided services to The Chase Manhattan Bank for an aggregate fee of $1,907,238. The Chase Manhattan Bank is a subsidiary of JP Morgan Chase & Co. which, together with its subsidiaries, held more than 5% of our outstanding common stock as of April 9, 2001.

     We believe that the transactions with The Chase Manhattan Bank described above were made on terms no less favorable to us than we would have obtained from unaffiliated third parties and that the terms of the agreements we entered into in connection with these transactions were not materially different from those we have entered into with other users of our software.

STOCK OPTION ACCELERATION ARRANGEMENTS WITH CERTAIN EXECUTIVE OFFICERS

     We have made arrangements with each of our executive officers to whom we granted stock options prior to our initial public offering in February 2000 to accelerate the vesting of their options in full if they enter into stock restriction and repurchase agreements with us. Under the stock restriction and repurchase agreements, if an executive officer ceases to be employed by us before the shares purchased would otherwise have vested under the option agreement, we have the right to repurchase those shares at the same price for which the officer purchased them. The following table provides information regarding the current executive officers who have entered into these arrangements with us, the number of options subject to such an arrangement, the exercise price of such options, if such options have been exercised, the date of exercise and the number of options accelerated on such exercise, the number of options vested at the time of exercise, and, if such options have not been exercised, the extent to which the shares underlying such options are vested as of April 9, 2001.

                                  NUMBER OF SHARES
                                  UNDERLYING OPTION                                        SHARES
                                     SUBJECT TO                               SHARES      VESTED AT   UNEXERCISED   UNEXERCISED
                                    ACCELERATION      EXERCISE   DATE OF    ACCELERATED    TIME OF    AND VESTED    AND UNVESTED
NAME AND PRINCIPAL POSITION          ARRANGEMENT       PRICE     EXERCISE   ON EXERCISE   EXERCISE      OPTIONS       OPTIONS
---------------------------       -----------------   --------   --------   -----------   ---------   -----------   ------------
Lawrence S. Bohn................       607,500         $0.16     05/04/99     430,315      177,185          --             --
  Chairman of the Board,
  President and Chief
  Executive Officer
Anne Estabrook..................        22,500         $0.07     05/30/99      16,875        5,625          --             --
  Vice President,                       97,500         $0.16     05/30/99      97,500           --          --             --
  Corporate Strategy                    30,000         $1.00           --          --           --      13,125         16,875
                                        56,250         $5.33           --          --           --      17,578         38,672
David George....................        78,750         $0.07     05/30/99      40,806       37,944          --             --
  Vice President,                       41,250         $0.16     05/30/99      23,203       18,087          --             --
  Worldwide Business Development        30,000         $2.00           --          --           --       9,375         20,625
                                        22,500         $9.33           --          --           --       5,625         16,875
Eric Richard....................       123,750         $0.16     09/17/99      92,812       30,938          --             --
  Vice President, Engineering
Brian Zanghi....................       300,000         $5.33           --          --           --      75,000        225,000
  Chief Operating Officer and
  Executive Vice President

                                  PROPOSAL TWO

        APPROVAL OF THE NETGENESIS 1999 STOCK INCENTIVE PLAN, AS AMENDED

     In preparation for NetGenesis' initial public offering, the board of directors adopted and the stockholders approved the 1999 Stock Incentive Plan in December 1999. The 1999 Stock Incentive Plan initially authorized the issuance of up to 2,625,000 shares of our common stock and authorized an additional 375,000 shares of our common stock on each of the first three anniversaries of the date of adoption of the plan. On April 6, 2001, NetGenesis had only 375,844 shares of common stock available for the grant of options under the plan. After examining NetGenesis' overall employee compensation, the board of directors concluded that it was in NetGenesis' best interests to make additional shares of common stock available for the grant of options under the plan. On April 6, 2001, the board of directors amended the NetGenesis 1999 Stock Incentive Plan by deleting Section 3(a) in its entirety and substituting therefor the following:

          "(a) Shares Issuable. The maximum number of shares of Stock with respect to which Awards may be granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 6,000,000 shares of Stock, which number shall increase on each December 10, commencing on December 10, 2001, by an amount, if any, equal to the lesser of: (i) the number necessary so that the number of shares of Stock with respect to which Awards may be granted under the Plan (net of any Awards outstanding on such December 10) equals 5% of the shares of Stock outstanding on such December 10 and (ii) an amount determined by the Board. Notwithstanding the foregoing, the maximum cumulative number of shares available for grants of Incentive Stock Options under the Plan is 15,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3. For purposes of this limitation, if any shares of Stock covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then such shares of Stock or the shares of Stock covered by such Award, as the case may be, shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Subject to such overall limitation, any type or types of Award may be granted with respect to shares of Stock. Shares of Stock issued under the Plan may be authorized but unissued shares or shares reacquired by the Company."

     Under the terms of the 1999 Stock Incentive Plan, this amendment will not be effective unless the stockholders approve the amendment within 12 months of its adoption. As of April 9, 2001, there were outstanding options to purchase an aggregate of 2,593,619 shares of common stock under the 1999 Stock Incentive Plan, and only 381,469 shares of common stock remained available for the grant of options under the 1999 Stock Incentive Plan.

     The board of directors is submitting the 1999 Stock Incentive Plan, as amended, to the stockholders for approval for two reasons: (1) to enable NetGenesis to deduct for federal income tax purposes the full amount of any compensation expense arising from the exercise of options granted under the plan, and (2) to comply with Section 422 of the Internal Revenue Code. As a publicly held corporation, NetGenesis is subject to Section 162(m) of the Internal Revenue Code, which prohibits NetGenesis from claiming a deduction on its federal income tax return for compensation in excess of $1.0 million paid in any given fiscal year to the chief executive officer and the four other most highly compensated executive officers at the end of that fiscal year. The $1.0 million limitation does not apply to "performance-based compensation." Under the rules promulgated by the Internal Revenue Service, options granted under a stock option plan that has been approved by the stockholders of a publicly held corporation and that meets certain criteria will qualify as "performance-based compensation" under Section 162(m).

     If the stockholders do not approve Proposal 2, NetGenesis may be unable to deduct the full amount of compensation expense attributable to the grant or exercise of options granted under the plan to NetGenesis' chief executive officer and its four other most highly compensated executive officers.

     In addition, Section 422 of the Internal Revenue Code requires that NetGenesis obtain stockholder approval of any material amendment to a stock option plan under which stock options are granted that are intended to satisfy the requirements applicable to an "incentive stock option" described in Section 422(b) of the Code. Because the board of directors has amended the 1999 Stock Incentive Plan to increase the number of shares that may be issued pursuant to options granted under the plan, NetGenesis is submitting the plan, as amended, for stockholder approval. If the stockholders do not approve Proposal 2, the total number of shares that may be issued pursuant to options granted under the plan intended to satisfy the requirements applicable to an "incentive stock option" will remain at 3,000,000, which number, under the terms of the 1999 Stock Incentive Plan as currently in effect, without regard to the April 2001 amendment, will automatically increase by 375,000 shares on each of December 10, 2001 and December 10, 2002, up to a maximum of 3,750,000 shares of common stock.

     Options constitute a significant portion of the overall compensation of NetGenesis' employees, including its executive officers. Also, options issued under the 1999 Stock Incentive Plan represent the only form of compensation that NetGenesis pays to its non-employee directors. The board of directors, including the members of the compensation committee, believes that NetGenesis will derive substantial benefits from increasing the aggregate number of options that NetGenesis can issue under the 1999 Stock Incentive Plan. The board of directors believes that the 1999 Stock Incentive Plan, as amended, will enable NetGenesis to further align the interests of NetGenesis' current directors, executive officers and other employees with the interests of the stockholders by enabling NetGenesis to issue additional options under the plan. The board also believes that the 1999 Stock Incentive Plan, as amended, will assist NetGenesis to attract and retain key executives by enabling it to offer competitive compensation packages.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 1999 STOCK INCENTIVE PLAN, AS AMENDED.

  General Plan Information

     The following summary of the 1999 Stock Incentive Plan is qualified in all respects by reference to the full text of the 1999 Stock Incentive Plan, which is set forth in Annex B to this proxy.

     The 1999 Stock Incentive Plan is administered by a committee of the board of directors consisting of not less the two "outside directors". For purposes of the plan, an "outside director" is a director who (a) is not an employee of NetGenesis or of any affiliate, (b) is not a former employee of NetGenesis or any affiliate who is receiving compensation for prior services during the taxable year of NetGenesis or any affiliate, (c) has not been an officer of NetGenesis or any affiliate, and (d) does not receive remuneration from NetGenesis or any affiliate in any capacity other than as a director. The current members of the plan committee are Ms. Biro and Mr. Dintersmith. The members of the plan committee are "non-employee directors" as that term is defined in the rules of the Securities and Exchange Commission.

     The plan committee selects the directors, officers, other employees, consultants and advisors who will receive awards under the plan and determines the option exercise price and other terms of each option, subject to the provision of the plan. The plan committee also has the power to make changes to outstanding options under the plan, including the power to accelerate the exercisability or vesting of all or any portion of any award under the plan, so long as the such changes do not adversely affect the rights under any outstanding awards without the recipient's consent.

     The 1999 Stock Incentive Plan authorizes the grant of options to purchase common stock intended to qualify as incentive stock options, as defined in
Section 422 of the Internal Revenue Code, and options that do not so qualify. The 1999 Stock Incentive Plan also provides for awards of stock appreciation rights, performance shares, restricted stock and other stock-based awards. Awards may be granted under the plan to directors, officers, other employees, consultants and advisors of NetGenesis or any affiliate. No participant may receive awards for over 750,000 shares of common stock in any calendar year. As of April 9, 2001, approximately 260 individuals were eligible to participate in the plan, almost all of whom had received options under the plan.

     The exercise price of incentive options granted under the 1999 Stock Incentive Plan must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive options granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must be at least equal to 110% of the fair market value of the common stock on the date of grant. This type of optionee must exercise his or her option within five years from the date of grant.

     Under the terms of the 1999 Stock Incentive Plan, we may grant nonstatutory options to our officers and other employees, our directors, and other individuals providing services to us. There are no limits on the exercise price of nonstatutory options granted under the 1999 Stock Incentive Plan. Under the terms of the 1999 Stock Incentive Plan, non-employee directors will also receive automatic option grants as described in "Compensation of Directors and Executive Officers -- Director Compensation."

     Each option expires no later than ten years after the date of grant or, in the case of an incentive option granted to a greater-than-ten-percent stockholder, five years after the date of grant. The aggregate fair market value (at the time of grant) of shares issuable pursuant to incentive options that are exercisable for the first time in any calendar year may not exceed $100,000, unless a greater amount is permitted by law.

     Except as the plan committee may provide with respect to a non-statutory stock option, no option granted under the 1999 Stock Incentive Plan may be transferred other than by will or by the laws of decent and distribution, and during the holder's lifetime are exercisable only by the holder. Incentive stock options generally may not be exercised after the earliest of (a) the expiration of the option, (b) termination of the holder's employment by NetGenesis for cause, (c) one year after the holder's death, if the holder's death occurs before the termination of the holder's employment with NetGenesis, (d) one hundred and eighty days after the holder's disability, (e) ninety days after the holder's normal retirement from NetGenesis, and (f) sixty days after termination of the holder's employment by NetGenesis for any reason other than death, disability, normal retirement or for cause. The plan committee may establish the terms and conditions with respect to the termination of non-statutory stock options granted under the plan.

     The 1999 Stock Incentive Plan provides that, upon a change of control of NetGenesis, all outstanding options will be exchanged for similar options of the corporation surviving any change of control and the vesting of all outstanding options will be accelerated by twelve months. For these purposes, "change of control" means the occurrence of any of the following:

     - any person become a beneficial owner, directly or indirectly, of 50% or more of the combined voting power of our outstanding shares,

     - any merger or consolidation of NetGenesis with another company, other than a merger or consolidation in which our voting shares outstanding immediately before the merger or consolidation represent more than 50% of the combined voting power of the voting shares of the surviving entity, and

     - the liquidation, sale or disposition of all or substantially all of NetGenesis' assets.

     The holder of an option may pay the purchase price for the shares subject to the option with (a) cash or a check, bank draft or money order in an amount equal to the exercise price for such shares, (b) with the consent of the plan committee, shares of common stock having a fair market value equal to the exercise price for such shares, (c) with the consent of the plan committee, a personal recourse note in a principal amount equal to the exercise price for such shares and with an interest rate not less than the lowest applicable federal rate, as defined in Section 1274(d) of the Internal Revenue Code, (d) with the consent of the plan committee, other consideration that is acceptable to the plan committee and has a fair market value equal to the exercise price for such shares, or (e) with the consent of the plan committee, any combination of the foregoing.

     The 1999 Stock Incentive Plan terminates in December 2009, subject to earlier termination by the board of directors or the earlier issuance of all shares issuable under the plan. After the termination of the plan, NetGenesis may not grant options under the plan but options that are outstanding on the date of termination are not affected by the termination.

  Amendment of 1999 Stock Incentive Plan

     The board of directors may amend or terminate the 1999 Stock Incentive Plan at any time. If an amendment would increase the number of shares of common stock that may be issued under the plan or would change the provisions regarding eligibility to participate in the plan, the amendment will not be effective unless approved by the stockholders within 12 months after the adoption of the amendment. The plan also expressly authorizes the board of directors to amend the plan to conform it to the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as it may be amended from time to time.

  Federal Income Tax Information With Respect to the 1999 Stock Incentive Plan

     The holder of a nonqualified option recognizes no income for federal income tax purposes on the grant of the option. On the exercise of a nonqualified option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise. Such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

     The holder of an incentive option recognizes no income for federal income tax purposes on the grant of the option. Except as provided below with respect to the alternative minimum tax, there is no tax upon exercise of an incentive option. If the holder does not dispose of the shares acquired upon exercise of the incentive option within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of those shares will be treated for federal income tax purposes as long-term capital gain. If the holder sells the shares before the expiration of such two-year and one-year periods (a "disqualifying disposition"), the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option will be treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, will be treated as capital gain. That capital gain will be long-term capital gain if the shares were held for more than 12 months.

     The excess of the fair market value of the underlying shares of common stock over the exercise price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax will be allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer's regular tax liability in a later year; however, the alternative minimum tax credit can not reduce the regular tax below the alternative minimum tax for that carryover year.

     In taxable years beginning after December 31, 2000, the rate of tax applicable to long-term capital gain is reduced to 18% (8% for individuals in the 15% tax bracket) for shares held more than five years, subject to the following rules:

     - If the individual is in a tax bracket that is higher than 15%, the 18% rate on capital gains applies only to shares acquired after December 31, 2000. However, the individual may make an irrevocable election to treat shares held on January 1, 2001 as if the shares were sold at fair market value on January 1, 2001 and reacquired on that date. In the case of traded shares, fair market value is determined by reference to the January 2, 2001 closing price and the shares are treated as if reacquired on January 2, 2001. Of course, any capital gains due on the gain from the deemed sale must be paid with respect to the 2001 tax year. Any loss is not recognized.

     - If the individual is in the 15% tax bracket, the shares do not have to be acquired after December 31, 2000 in order to have the special 8% rate apply for assets held more than five years.

     With respect to shares acquired pursuant to the exercise of an option, the shares will not qualify for the special 18% rate if the option was granted prior to January 1, 2001 irrespective of when the option is exercised.

     Generally, subject to certain limitations, NetGenesis may deduct on its corporate income tax returns, in the year in which an option holder recognizes ordinary income upon (1) the exercise of a nonqualified option or (2) a disqualifying disposition of an incentive option, an amount equal to the amount recognized by the option holder as ordinary income upon the occurrence of such exercise or disqualifying disposition.

     The 1999 Stock Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under
Section 401(a) of the Internal Revenue Code.

  New Plan Benefits

     Because the grant of options under the plan is discretionary, NetGenesis is unable to determine the dollar value and number of options that NetGenesis will grant to any person as a result of the April 2001 amendment to the 1999 Stock Incentive Plan, as proposed to be approved at the annual meeting. The proposed approval of the 1999 Stock Incentive Plan, as amended, will not affect the manner in which NetGenesis will determine the number of options that will be received by or allocated to participants in the plan nor, if the amendment, had been in effect during 2000, would it have affected the determination of the number of options received by or allocated to participants in 2000.

                                 PROPOSAL THREE

         APPROVAL OF THE NETGENESIS 1999 EMPLOYEE STOCK PURCHASE PLAN,
                                   AS AMENDED

     In preparation for NetGenesis' initial public offering, the board of directors adopted and the stockholders approved the 1999 Employee Stock Purchase Plan in December 1999. The 1999 Employee Stock Purchase Plan initially authorized the issuance of up to 225,000 shares of our common stock and authorized the issuance of an additional 52,500 shares of our common stock on each of the first three anniversaries of the date of adoption of the plan. On April 6, 2001, had only 117,078 shares of common stock available for issuance under the plan. After examining NetGenesis' overall employee compensation, the board of directors concluded that it was in NetGenesis' best interests to make additional shares of common stock available for issuance under the plan. On April 6, 2001, the board of directors amended the NetGenesis 1999 Employee Stock Purchase Plan by deleting Section 12(a) in its entirety and substituting therefor the following:

          "(a) The maximum number of shares of Common Stock available for issuance and purchase by Employees under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17, shall be 677,500 shares of Common Stock, which number shall increase by 52,500 shares on each of December 10, 2001 and December 10, 2002, up to a maximum of 782,500 shares of Common Stock."

     Under the terms of the 1999 Employee Stock Purchase Plan, this amendment will not be effective unless the stockholders approve the amendment within 12 months of its adoption.

     The board of directors is submitting the 1999 Employee Stock Purchase Plan, as amended, to the stockholders for approval for two reasons: (1) to enable NetGenesis to deduct for federal income tax purposes the full amount of any compensation expense arising from the exercise of options granted under the plan, and (2) to comply with the rules of Section 422 of the Internal Revenue Code. As a publicly held corporation, NetGenesis is subject to Section 162(m) of the Internal Revenue Code, which prohibits NetGenesis from claiming a deduction on its federal income tax return for compensation in excess of $1.0 million paid in any given fiscal year to the chief executive officer and the other four most highly compensated executive officers at the end of that fiscal year. The $1.0 million limitation does not apply to "performance-based compensation." Under the rules promulgated by the Internal Revenue Service, shares of common stock issued under a plan that has been approved by the stockholders of a publicly held corporation and that meets certain criteria will qualify as "performance-based compensation" under Section 162(m).

     If the stockholders do not approve Proposal 3, NetGenesis may be unable to deduct the full amount of compensation expense attributable to the issuance of shares of common stock under the plan to NetGenesis' chief executive officer and its four other most highly compensated executive officers.

     In addition, Section 422 of the Internal Revenue Code requires that NetGenesis obtain stockholder approval of any material amendment to an employee stock purchase plan under which shares of NetGenesis common stock are issued. Because the board of directors has amended the 1999 Employee Stock Purchase Plan to increase the number of shares that may be issued under the plan, NetGenesis is submitting the plan, as amended, for stockholder approval. If the stockholders do not approve Proposal 3, the total number of shares that may be issued under the plan intended to satisfy the requirements of Section 422 of the Internal Revenue Code will remain at 277,500, which number, under the terms of the 1999 Employee Stock Purchase Plan as currently in effect, without regard to the April 2001 amendment, will automatically increase by 52,5000 shares on each of December 10, 2001 and December 10, 2002, up to a maximum of 382,5000 shares of common stock.

     The 1999 Employee Stock Purchase Plan is intended to provide a method of broad-based equity compensation whereby employees of NetGenesis will have an opportunity to acquire an ownership interest, or increase an existing ownership interest, in NetGenesis through the purchase of shares of common stock. The board of directors, including the members of the compensation committee, believes that NetGenesis will derive substantial benefits from increasing the aggregate number of shares that NetGenesis can issue under the 1999 Employee Stock Purchase Plan. The board of directors believes that the proposed amendment, by enabling NetGenesis to issue additional shares under the plan, will enable NetGenesis to further align the interests of NetGenesis' current executive officers and other employees with the interests of the stockholders. The board also believes that the proposed amendment will assist NetGenesis to attract and retain key executives by enabling it to offer competitive compensation packages.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE THE 1999 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED.

  General Plan Information

     The following summary of the 1999 Employee Stock Purchase Plan is qualified in all respects by reference to the full text of the 1999 Employee Stock Purchase Plan, which is set forth in Annex C to this proxy.

     The 1999 Employee Stock Purchase Plan is administered by the compensation committee of the board of directors. The current members of the compensation committee are Ms. Biro and Mr. Dintersmith. The members of the compensation committee are "non-employee directors" as that term is defined in the rules of the Securities and Exchange Commission. NetGenesis intends that the 1999 Employee Stock Purchase Plan will qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. The provisions of the employee stock purchase plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     All of our employees who have completed three months of employment and whose customary employment is more than 20 hours per week and for more than five months in a calendar year are eligible to participate in the employee stock purchase plan. Employees who own stock and hold outstanding options to purchase stock representing 5 percent or more of the total combined voting power of all classes of our stock are not eligible to participate in the employee stock purchase plan. As of April 9, 2001, approximately 170 such individuals were eligible to participate in the plan. No employee is allowed to purchase shares of common stock worth more than $25,000, based on the fair market value of the common stock on the first day of the offering period, in any calendar year.

     Eligible employees will have the right to purchase stock under the employee stock purchase plan in a series of offerings, the duration of which is to be determined by the compensation committee. The compensation committee is also authorized to determine the applicable commencement date and termination date of each offering. An employee may participate in any one or more of the offerings without being prohibited from or required to participate in any other offering.

     During each offering period under the plan, participating employees will be entitled to purchase shares of common stock through payroll deductions. At the commencement of each designated offering period, an eligible employee may authorize us to deduct between 1% to 10%, in increments of 1%, from his or her base pay. On the last business day of the offering period, we will deem the employee to have exercised the option, at the exercise option price, to the extent of accumulated payroll deductions. The purchase price will be 85% of the closing market price of our common stock on either the first or last business day of the offering period, whichever is lower.

     A participating employee may designate a beneficiary who is to receive common stock issued under the employee stock purchase plan, and may change such designation at any time by giving written notice to NetGenesis. Upon the death of a participating employee, the beneficiary will receive any stock or cash credited to the deceased participant under the employee stock purchase plan. In the absence of a validly designated beneficiary, such common stock or cash will be delivered to the executor or administrator of the estate of the participant. No beneficiary shall prior to the death of the participant by whom he or she has been designated, acquire any interest in the common stock or cash credited to the participant under the employee stock purchase plan. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive common stock under the plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution.

  Amendment of 1999 Employee Stock Purchase Plan

     The board of directors may at any time amend or terminate the 1999 Employee Stock Purchase Plan. No such termination will affect options previously granted, nor may an amendment make any change in any outstanding option which would adversely affect the rights of any participant holding options under the employee stock purchase plan without his or her consent.

  Federal Income Tax Information With Respect to the 1999 Employee Stock Purchase Plan

     The following discussion is intended only as a brief overview of certain of the current federal income tax laws applicable to the 1999 Employee Stock Purchase Plan. Employees should consult their tax advisors concerning their own federal income tax situations, as well as concerning state tax aspects of the acquisition of shares of Common Stock pursuant to the Stock Purchase Plan. No state tax matters are addressed in the following discussion.

     If an employee acquires shares under the 1999 Employee Stock Purchase Plan and does not dispose of them within two years after the commencement of the offering pursuant to which the shares were acquired, nor within one year after the date on which the shares were acquired, any gain realized upon subsequent disposition will be taxable as a long-term capital gain, except that the portion of such gain equal to the lesser of (a) the excess of the fair market value of the shares on the date of disposition over the amount paid upon purchase of the shares, or (b) the excess of the fair market value of the shares on the offering commencement date over the amount paid upon purchase of the shares, is taxable as ordinary income. There is no corresponding deduction for NetGenesis, however. If the employee disposes of the shares at a price less than the price at which he or she acquired the shares, the employee realizes no ordinary income and has a long-term capital loss measured by the difference between the purchase price and the selling price.

     If an employee disposes of shares acquired pursuant to the 1999 Employee Stock Purchase Plan within two years after the commencement date of the offering pursuant to which the shares were acquired, or within one year after the date on which the shares were acquired, the difference between the purchase price and the fair market value of the shares at the time of purchase will be taxable to him or her as ordinary income in the year of disposition. In this event, NetGenesis may deduct from its gross income an amount equal to the amount treated as ordinary income to each such employee. Any excess of the selling price over the fair market value at the time the employee purchased the shares will be taxable as long-term or short-term capital gain, depending upon the period for which the shares were held. If any shares are disposed of within either the two-year or one-year period at a price less than the fair market value at the time of purchase, the same amount of ordinary income (i.e., the difference between the purchase price and the fair market value of the shares at the time of purchase) is realized, and a capital loss is recognized equal to the difference between the fair market value of the shares at the time of purchase and the selling price.

     If a participating employee should die while owning shares acquired under the 1999 Employee Stock Purchase Plan, ordinary income may be reportable on his or her final income tax return.

     The 1999 Employee Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under Section 401(a) of the Internal Revenue Code.

  New Plan Benefits

     Participation in the 1999 Employee Stock Purchase Plan is voluntary. Eligible employees can elect to participate in the 1999 Employee Stock Purchase Plan by authorizing deductions from their paychecks during any offering. Each participating employee may elect to have withheld any amount up to 10% of the employee's salary. Because participation in the plan is voluntary, NetGenesis is unable to determine the dollar value and number of options that NetGenesis will grant to any person as a result of the April 2001 amendment to the 1999 Employee Stock Purchase, as proposed to be approved at the annual meeting. The proposed approval of the 1999 Employee Stock Purchase Plan, as amended, will not affect the manner in which NetGenesis will determine the number of options that will be received by or allocated to participants in the plan nor, if the amendment approval had been in effect during 2000, would it have affected the determination of the number of options received by or allocated to participants in 2000.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, as well as persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Regulations of the Securities and

Exchange Commission require these executive officers, directors and stockholders to furnish us with copies of all Section 16(a) reports they file.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during fiscal 2000 and Forms 5 and amendments thereto furnished to us with respect to fiscal 2000, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater-than-ten percent stockholders in 2000 were fulfilled in a timely manner, with the following exceptions:

     A report on Form 5 filed by Anne Estabrook, our Vice President of Corporate Strategy, inadvertently omitted shares acquired in one purchase transaction during the year covered by the Form 5.

     Paul Fitzgerald, our Vice President, Finance, inadvertently failed to file on a timely basis a report on Form 4 with respect to one transaction.

     A report on Form 3 filed by Warren Perry, our Vice President, North American Sales, inadvertently omitted shares acquired in one purchase transaction prior to the date of his becoming a reporting person under Section 16.

     Mary Sullivan, our Vice President, Professional Services inadvertently failed to file on a timely basis two reports on Form 4 with respect to one transaction for each such report.

     Each of Kathleen Biro, Ted Dintersmith, Robert Goldman, Rory O'Driscoll and Stephen Ricci, each of whom is a director of NetGenesis, inadvertently failed to file on a timely basis a report on Form 5 with respect to one transaction.

                            INDEPENDENT ACCOUNTANTS

     The board of directors has selected PricewaterhouseCoopers LLP as independent accountants to audit our financial statements for the year ending December 31, 2001.

FEES FOR PROFESSIONAL SERVICES

     The following table provides the fees we incurred for professional services rendered by PricewaterhouseCoopers LLP for fiscal 2000. Audit fees consist of fees for services rendered by PricewaterhouseCoopers LLP in connection with their audit of NetGenesis' annual financial statements and their review of NetGenesis' interim financial statements included in NetGenesis' quarterly reports on Form 10-Q for fiscal 2000.

Audit fees..................................................  $121,900
Financial information systems design and implementation
  fees......................................................  $      0
All other fees..............................................  $500,620(1)

---------------
(1) Consists primarily of fees for services related to our initial public offering in February 2000. Does not include $47,043 in fees for services related to fiscal 2000 for which fees have been accrued but not yet billed as of April 9, 2001.

ATTENDANCE AT ANNUAL MEETING

     NetGenesis expects that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

     If any stockholder would like to include any proposal in NetGenesis' proxy materials for its next annual meeting of stockholders or special meeting in lieu thereof, the stockholder must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Among other requirements, NetGenesis must receive the proposal at its executive offices no later than January 11, 2002. Under Rule 14a-4(c) of the Securities Exchange Act, proxies for our next annual meeting of stockholders may confer discretionary authority to vote on any matter as to which we did not have notice by March 22, 2002, or, if earlier, by the date specified in our advance notice by-law described below.

     In addition, NetGenesis' by-laws provide that a stockholder must give written notice to our Secretary at One Alewife Center, Cambridge, Massachusetts 02140 of any business to be conducted at any meeting of stockholders in accordance with the procedural requirements fully set forth in Section 3 of our by-laws. In the case of a regularly scheduled annual meeting, the proposed item of business must be delivered to or mailed and received at that address not less than sixty days prior to the 2002 annual meeting. In the case of a special meeting in lieu of annual meeting held in 2002 on a date prior to May 22, 2002, if NetGenesis gives less than seventy days' notice or prior public disclosure of the date of that special meeting, then the stockholders' notice must be delivered to or received by our Secretary at the above address not later than the close of business on the tenth day after the earlier of (1) the date on which NetGenesis mailed notice of the date of the special meeting or (2) the day on which NetGenesis made public disclosure of the date of such special meeting.

     NetGenesis has not yet set a date for its 2002 annual meeting of stockholders. If the 2002 meeting were to be held on June 6, 2002 (the anniversary of the 2001 meeting), the deadline for delivery of a stockholder proposal or nomination would be April 8, 2002.

                             AVAILABLE INFORMATION

     STOCKHOLDERS OF RECORD ON APRIL 9, 2001 WILL RECEIVE COPIES OF THIS PROXY STATEMENT AND NETGENESIS' 2000 ANNUAL REPORT TO STOCKHOLDERS, WHICH CONTAINS DETAILED FINANCIAL INFORMATION CONCERNING NETGENESIS. NETGENESIS WILL MAIL, WITHOUT CHARGE, A COPY OF NETGENESIS' ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) TO ANY STOCKHOLDER WHOSE PROXY NETGENESIS IS SOLICITING IF THE STOCKHOLDER REQUESTS IT IN WRITING. PLEASE SUBMIT ANY SUCH WRITTEN REQUEST TO MR. CHRISTOPHER HANSON, CHIEF FINANCIAL OFFICER, EXECUTIVE VICE PRESIDENT AND TREASURER, NETGENESIS CORP., ONE ALEWIFE CENTER, CAMBRIDGE, MASSACHUSETTS 02140.

                                                                         ANNEX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                              OF NETGENESIS CORP.

PURPOSE:

     The purpose of the Audit Committee (the "Committee") established pursuant to this charter is to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of NetGenesis Corp. and its subsidiaries (the "Company"), to approve expenditures by the Company, to approve policies relating to internal controls, to provide to the Board of Directors (the "Board") the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made or to be made in internal accounting controls, to nominate independent auditors and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     In addition, the Committee shall have the authority to undertake the specific duties and responsibilities listed below and the authority to undertake such other specific duties as the Board of Directors from time to time may prescribe.

MEMBERSHIP:

     The Committee shall consist of at least three (3) members of the Board. The members of the Committee shall be appointed by, and shall serve at the discretion of, the Board.

RESPONSIBILITIES:

     The Committee shall have the authority to undertake the following duties and responsibilities:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls, policies and procedures and approving policies relating to internal controls and protection of assets;

          2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function to the extent that the size and operations of the Company warrant this function;

          3. Prior to the annual independent audit, reviewing with the independent auditors and management the auditors' proposed audit scope and approach and the areas of audit emphasis;

          4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors, the form and content of the Company's financial statements and disclosures and the required communications from the independent auditors under generally accepted auditing standards and any applicable Securities and Exchange Commission ("SEC") regulations;

          5. Reviewing the performance of the independent auditors

          6. Reviewing and recommending to the Board the selection and retention of independent auditors;

          7. Receiving from the outside auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

          8. Where appropriate, replacing the outside auditor (or nominating the outside auditor to be proposed for shareholder approval in the proxy statement);

          9. Approving fee arrangements with the independent auditors;

          10. Overseeing compliance with SEC requirements for disclosure of auditors' services and Committee members and activities;

          11. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          12. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments, and approving such policies;

          13. Instituting, if necessary, special investigations and, if appropriate, hiring special counsel or experts to assist;

          14. Reviewing related party transactions for potential conflicts of interest and making recommendations to the Board of Directors with respect thereto;

          15. Providing a forum for the independent auditors to meet in closed session with the Committee;

          16. Establishing the delegation of authority to officers of the Company regarding finance and audit matters and approving an authority matrix (the "Matrix") embodying that delegation;

          17. Approving all expenditures, contracts or legal commitments in excess of amounts for which authority is delegated in the Matrix;

          18. Reviewing with senior management and the independent auditors the Company's accounting and financial personnel resources;

          19. Receiving and reviewing the response of the management of the Company to any management letter or report from the independent auditors;

          20. Reviewing any dispute between management and the independent auditors and recommending action to the Board; and

          21. Performing other oversight functions as requested by the full Board of Directors.

     In addition to the above responsibilities, the Committee shall undertake such other duties as the Board delegates to it, and shall report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

     It is anticipated that the Committee will meet at least four times each year. However, the Committee may establish its own schedule. Each meeting shall include an executive session that will allow the Committee to maintain free and open communications with the Company's independent auditors.

     The Committee shall meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Committee shall meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

     The Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing and holding meetings and for the taking of action of the Committee by vote at any such meeting or by unanimous written consent of the members thereof, and that unless and until any such procedures are formally adopted by the Committee, the procedures with respect to calling, noticing and holding meetings of the Committee and conducting business of the Committee shall be the same as those provided in the By-laws of the Company with respect to calling, noticing and holding meetings of and taking action by the Board.

REPORTS:

     The Committee may present its summaries of recommendations to the Board in written or oral form. The Committee recommendations shall be incorporated as a part of the minutes of the Board meeting at which those recommendations are presented.

MINUTES:

     The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

ACCOUNTABILITY OF OUTSIDE AUDITOR:

     The Company's outside auditor is ultimately accountable to the Board and the Audit Committee as representatives of shareholders.

OTHER:

     The Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Committee:

          1. at the Company's expense and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

          2. to request, and to rely upon, advice, orally or in writing, from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors' engagement by the Company, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Committee.

     The officers of the Company are requested to cooperate with the Committee and to render assistance to it as it shall request in carrying out its functions.

                                                                         ANNEX B

                                NETGENESIS CORP.

                     1999 STOCK INCENTIVE PLAN, AS AMENDED

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

     The name of the plan is the NetGenesis Corp. 1999 Stock Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable officers and employees of NetGenesis Corp. (the "Company") or its Subsidiaries and certain other persons providing services to or acting as directors of the Company to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company. The Company intends that this purpose will be effected by the granting of Awards (as defined below) under the Plan.

     The following terms shall be defined as set forth below:

          "Award" or "Awards", except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Stock Appreciation Rights.

          "Board" means the Board of Directors of the Company.

          "Cause" means (i) any material breach by the participant of any agreement to which the participant and the Company are both parties, (ii) any act (other than Normal Retirement) or omission to act by the participant which may have a material and adverse effect on the Company's business or on the participant's ability to perform services for the Company, including, without limitation, the commission of any crime (other than minor traffic violations), or (iii) any material misconduct or material neglect of duties by the participant in connection with the business or affairs of the Company or any Subsidiary or Affiliate of the Company.

          "Change of Control" shall have the meaning set forth in Section 15.

          "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

          "Committee" shall have the meaning set forth in Section 2.

          "Disability" means disability as set forth in Section 22(e)(3) of the Code.

          "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 17.

          "Eligible Person" shall have the meaning set forth in Section 4.

          "Fair Market Value" on any given date means the closing price per share of the Stock on such date as reported by a nationally recognized stock exchange, or, if the Stock is not listed on such an exchange, as reported by NASDAQ, or, if the Stock is not quoted on NASDAQ, the fair market value of the Stock as determined by the Committee.

          "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

          "IPO" shall have the meaning set forth in Section 5.

          "IPO Director" shall have the meaning set forth in Section 5.

          "IPO Effective Date" shall have the meaning set forth in Section 5.

          "Non-Employee Director" any director of the Company who is not an employee of the Company or any Subsidiary.

          "Non-Statutory Stock Option" means any Stock Option that is not an Incentive Stock Option.

          "Normal Retirement" means retirement from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

          "Outside Director" means any director who (i) is not an employee of the Company or of any "affiliated group," as such term is defined in
     Section 1504(a) of the Code, which includes the Company (an "Affiliate"),
     (ii) is not a former employee of the Company or any Affiliate who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company's or any Affiliate's taxable year, (iii) has not been an officer of the Company or any Affiliate and (iv) does not receive remuneration from the Company or any Affiliate, either directly or indirectly, in any capacity other than as a director. "Outside Director" shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

          "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

          "Performance Share Award" means an Award granted pursuant to Section
     8.

          "Restricted Stock" shall have the meaning set forth in Section 6.

          "Restricted Stock Award" means an Award granted pursuant to Section 6.

          "Request" shall have the meaning set forth in Section 9.

          "Stock" means the Common Stock, $.001 par value per share, of the Company, subject to adjustments pursuant to Section 3.

          "Stock Appreciation Right" means an Award granted pursuant to Section
     9.

          "Subsidiary" means a subsidiary as defined in Section 424 of the Code.

          "Unrestricted Stock Award" means an award granted pursuant to Section
     7.

SECTION 2.ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS

     (a) Committee. The Plan shall be administered by a committee of the Board (the "Committee") consisting of not less than two (2) Outside Directors, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Outside Director. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum, and all actions of the Committee shall require the affirmative vote of a majority of its members. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. Action by the Committee shall require the affirmative vote of a majority of all members thereof.

     (b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

          (i) to select the persons to whom Awards may from time to time be granted;

          (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Performance Shares and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

          (iii) to determine the number of shares to be covered by any Award;

          (iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant's consent;

          (v) to accelerate the exercisability or vesting of all or any portion of any Award;

          (vi) subject to the provisions of Section 5(b), to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised;

          (vii) to determine whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts equal to interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals;

          (viii) to delegate to other persons the responsibility for performing ministerial actions in furtherance of the Plan's purpose; and

          (ix) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

SECTION 3. SHARES ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

     (a) Shares Issuable. The maximum number of shares of Stock with respect to which Awards may be granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 6,000,000 shares of Stock, which number shall increase on each December 10, commencing on December 10, 2001, by an amount, if any, equal to the lesser of:
(i) the number necessary so that the number of shares of Stock with respect to which Awards may be granted under the Plan (net of any Awards outstanding on such December 10) equals 5% of the shares of Stock outstanding on such December 10 and (ii) an amount determined by the Board. Notwithstanding the foregoing, the maximum cumulative number of shares available for grants of Incentive Stock Options under the Plan is 15,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3. For purposes of this limitation, if any shares of Stock covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then such shares of Stock or the shares of Stock covered by such Award, as the case may be, shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Subject to such overall limitation, any type or types of Award may be granted with respect to shares of Stock. Shares of Stock issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

     (b) Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 1,000,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

     (c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares.

     (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Shares which may be delivered under such substitute awards may be in addition to the maximum number of shares provided for in Sections 3(a) and 3(b).

SECTION 4. ELIGIBILITY

     Awards may be granted to officers, directors and employees of the Company or its Subsidiaries and to consultants and other individuals providing services to the Company or its Subsidiaries ("Eligible Persons").

SECTION 5. STOCK OPTIONS

     The Committee may grant Stock Options to Eligible Persons pursuant to the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be either Incentive Stock Options or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

     No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the earlier of (i) the date of adoption of the Plan by the Board or (ii) the date on which the Plan is approved by the stockholders as set forth in Section 17.

     Non-Statutory Stock Options shall automatically be granted to all Non-Employee Directors as follows:

          (1) Each Non-Employee Director who is serving on the Board on the effective date (the "IPO Effective Date") of the initial public offering (the "IPO") of the Stock and who continues to serve after the closing of the IPO (an "IPO Director") shall be granted an Option to purchase 25,000 shares of Stock as of the IPO Effective Date, such Option to vest in annual installments over three years from the date of grant.

          (2) Following the IPO, each Non-Employee Director who is not an IPO Director shall be granted an Option to purchase 25,000 shares of Stock at the close of business on the date such Non-Employee Director is first elected to serve on the Board, such Option to vest in annual installments over three years from the date of grant.

          (3) Following the IPO, each Non-Employee Director who is serving on the Board at the adjournment of any annual meeting which begins after the date of his or her election shall be granted an Option to purchase 5,000 shares of Stock at the close of business on the date of each such adjournment, such Option to be fully vested upon the date of grant.

     Subject to execution by the Non-Employee Director of an appropriate option agreement, the Committee may grant additional Non-Statutory Stock Options to purchase a number of shares to be determined by the Committee in recognition of services provided by a Non-Employee Director in his or her capacity as a director, provided that such grants are in compliance with the requirements of Rule 16b-3, as promulgated under the Securities Exchange Act of 1934, as amended from time to time ("Rule 16b-3").

     The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and the terms and conditions of Sections 10 and 15 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be, in the case of Incentive Stock Options, not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the grant date.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten
     (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

          (c) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (d) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods:

             (i) in cash, by certified or bank check or other instrument acceptable to the Committee;

             (ii) in the form of shares of Stock that are not then subject to restrictions, if permitted by the Committee, in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

             (iii) by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure. The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

             (iv) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Committee; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1247(d) of the Code) which the Committee determines are consistent with the purpose of the Plan and with applicable laws and regulations.

     The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

          (e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (f) Annual Limit on Incentive Stock Options. To the extent required for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which incentive stock options granted under this Plan and any other plan of the Company or its Subsidiaries become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

          (g) Form of Settlement. Shares of Stock issued upon exercise of a Stock Option shall be free of all restrictions under the Plan, except as otherwise provided in this Plan.

SECTION 6. RESTRICTED STOCK AWARDS

     (a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for a purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant ("Restricted Stock"), including continued employment and/or achievement of pre-established performance goals and objectives.

     (b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within 10 days (or such shorter date as the Committee may specify) following the delivery of written notice to the participant of the Award by making payment to the Company of the specified purchase price of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

     (c) Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

     (d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock with respect to which conditions have not lapsed at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant's legal representative. The Company must exercise such right of repurchase or forfeiture within 60 days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

     (e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

     (f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. UNRESTRICTED STOCK AWARDS

     (a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan ("Unrestricted Stock") at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

     (b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. PERFORMANCE SHARE AWARDS

     Nature of Performance Shares. A Performance Share Award is an award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any Eligible Person. The Committee in its discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares.

SECTION 9. STOCK APPRECIATION RIGHTS

     The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the "Request"), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (i) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option, multiplied by (ii) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock.

SECTION 10. TERMINATION OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     (a) Incentive Stock Options:

          (i) Termination by Death. If any participant's employment by the Company and its Subsidiaries terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

          (ii) Termination by Reason of Disability or Normal Retirement.

             (A) Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of 180 days from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

             (B) Any Incentive Stock Option held by a participant whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of 90 days from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

             (C) The Committee shall have sole authority and discretion to determine whether a participant's employment has been terminated by reason of Disability or Normal Retirement.

             (D) Except as otherwise provided by the Committee at the time of grant, the death of a participant during a period provided in this
        Section 10(a)(ii) for the exercise of an Incentive Stock Option shall extend such period for one (1) year from the date of death, subject to termination on the expiration of the stated term of the Option, if earlier.

          (iii) Termination for Cause. If any participant's employment by the Company and its Subsidiaries has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion at the time of such termination, provide that such Option can be exercised for a period of up to 60 days from the date of termination of employment, or until the expiration of the stated term of the Option, if earlier.

          (iv) Other Termination. Unless otherwise determined by the Committee, if a participant's employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for 60 days from the date of termination of employment, or until the expiration of the stated term of the Option, if earlier.

     (b) Non-Statutory Stock Options and Stock Appreciation Rights. Any Non-Statutory Stock Option or Stock Appreciation Right granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11. TAX WITHHOLDING

     (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due with respect to such Award, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 12. TRANSFER, LEAVE OF ABSENCE, ETC.

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

          (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; and

          (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13. AMENDMENTS AND TERMINATION

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. However, no such amendment, unless approved by the stockholders of the Company, shall be effective if it would cause the Plan to fail to satisfy the incentive stock option requirements of the Code

SECTION 14. STATUS OF PLAN

     With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15. CHANGE OF CONTROL PROVISIONS

     (a) Upon the occurrence of a Change of Control as defined in this Section
15:

          (i) after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Performance Share Award or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control; and

          (ii) the vesting schedule, if any, of each unexercised and unexpired Stock Option, Restricted Stock Award, Performance Share Award and Stock Appreciation Right, shall, effective immediately prior to the effective date of such Change of Control, be accelerated by twelve (12) months such that an additional number of shares, equal to the number that under the terms of the Award in question would have vested had the holder remained employed during the twelve (12) month period following the effective date of the Change of Control, will vest immediately prior to the effective date of the Change of Control.

     (b) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person" becomes a "beneficial owner" (as such terms are defined in Rule 13d-3 promulgated under the Securities and Exchange Act of 1934, as amended) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

          (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

          (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 16. GENERAL PROVISIONS

     (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 17. EFFECTIVE DATE OF PLAN

     The Plan shall become effective upon approval by the holders of a majority of the shares of capital stock of the Company present or represented and entitled to vote at a meeting of stockholders.

SECTION 18. GOVERNING LAW

     This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

                                                                         ANNEX C

                                NETGENESIS CORP.

                 1999 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

SECTION 1. PURPOSE

     The NetGenesis Corp. 1999 Employee Stock Purchase Plan (the "Plan") is intended to provide a method whereby employees of NetGenesis Corp. (the "Company") will have an opportunity to acquire an ownership interest (or increase an existing ownership interest) in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

SECTION 2. DEFINITIONS

     "Compensation" means, for the purpose of any Offering pursuant to this Plan, base pay in effect as of the Offering Commencement Date (as hereinafter defined). Compensation shall not include any deferred compensation other than contributions by an individual through a salary reduction agreement to a cash or deferred plan pursuant to Section 401(k) of the Code or to a cafeteria plan pursuant to Section 125 of the Code.

     "Board" means the Board of Directors of the Company.

     "Committee" means the Compensation Committee of the Board.

     "Common Stock" means the common stock, $.001 par value per share, of the Company.

     "Company" shall also include any Parent or Subsidiary of NetGenesis Corp. designated by the Board, unless the context otherwise requires.

     "Employee" means any person who is customarily employed at least 20 hours per week and more than five months in a calendar year by the Company.

     "Parent" shall mean any present or future corporation which is or would constitute a "parent corporation" as that term is defined in Section 424 of the Code.

     "Subsidiary" shall mean any present or future corporation which is or would constitute a "subsidiary corporation" as that term is defined in Section 424 of the Code.

SECTION 3. ELIGIBILITY

     (a) Participation in the Plan is completely voluntary. Participation in any one or more of the offerings under the Plan shall neither limit, nor require, participation in any other offering.

     (b) Each Employee shall be eligible to participate in the Plan on the first Offering Commencement Date, as hereafter defined, following the completion of 3 months of continuous service with the Company. Notwithstanding the foregoing, no Employee shall be granted an option under the Plan:

          (i) if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary; for purposes of this Paragraph the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee; or

          (ii) which permits his rights to purchase stock under all Section 423 employee stock purchase plans of the Company and any Parent or Subsidiary to exceed $25,000 of the fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding; for purposes of this Paragraph, the rules of Section 423(b)(8) of the Code shall apply.

SECTION 4. OFFERING DATES

     The right to purchase stock hereunder shall be made available by a series of offerings of such duration as the Committee determines (the "Offering" or "Offerings") to Employees eligible in accordance with Paragraph 3 hereof. The Committee will, in its discretion, determine the applicable date of commencement ("Offering Commencement Date") and termination date ("Offering Termination Date") for each Offering. Participation in any one or more of the Offerings under the Plan shall neither limit, nor require, participation in any other Offering.

SECTION 5. PARTICIPATION

     Any eligible Employee may become a participant by completing a payroll deduction authorization form provided by the Company and filing it with the office of the Company's Treasurer 20 days prior to an applicable Offering Commencement Date, as determined by the Committee pursuant to Paragraph 4. A participant who obtains shares of Common Stock in one Offering will be deemed to have elected to participate in each subsequent Offering, provided such participant is eligible to participate during each such subsequent Offering and provided that such participant has not specifically elected not to participate in such subsequent Offering. Such participant will also be deemed to have authorized the same payroll deductions under Paragraph 6 hereof for each such subsequent Offering as in the immediately preceding Offering; provided however, that, during the enrollment period prior to each new Offering, the participant may elect to change such participant's payroll deductions by submitting a new payroll deduction authorization form.

SECTION 6. PAYROLL DEDUCTIONS

     (a) At the time a participant files his or her authorization for a payroll deduction, he or she shall elect to have deductions made from his or her pay on each payday during any Offering in which he or she is a participant at a specified percentage of his or her Compensation as determined on the applicable Offering Commencement Date; said percentage shall be in increments of one percent up to a maximum percentage of 10%.

     (b) Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his or her authorization for a payroll deduction becomes effective and subject to the last sentence of Paragraph 5 shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Paragraph 10.

     (c) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any separate cash payment into such account.

     (d) A participant may withdraw from the Plan at any time during the applicable Offering period.

SECTION 7. GRANTING OF OPTION

     (a) Except as provided in clause (ii) of Paragraph 3(b), on the Offering Commencement Date of each Offering, a participating Employee shall be deemed to have been granted an option to purchase a maximum number of shares of the Common Stock equal to two times an amount determined as follows: 85% of the market value per share of the Common Stock on the applicable Offering Commencement Date shall be divided into an amount equal to the percentage of the Employee's Compensation which he has elected to have withheld (but no more than 10%) multiplied by the Employee's Compensation over the Offering period. Such market value per share of the Common Stock shall be determined as provided in clause
(i) of Paragraph 7(b).

     (b) The option price of the Common Stock purchased with payroll deductions made during each such Offering for a participant therein shall be the lower of:

          (i) 85% of the closing price per share on the Offering Commencement Date as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") National Market System or, if the Common Stock is not listed on the Nasdaq National Market System,

     85% of the mean of the bid and asked prices per share on the Offering Commencement Date or, if the Common Stock is not traded over-the-counter, 85% of the fair market value on the Offering Commencement Date as determined by the Committee; and

          (ii) 85% of the closing price per share on the Offering Termination Date as reported by a nationally recognized stock exchange, or, if the Common Stock is not listed on such an exchange, as reported by the Nasdaq National Market System or, if the Common Stock is not listed on the Nasdaq National Market System, 85% of the mean of the bid and asked prices per share on the Offering Termination Date or, if the Common Stock is not traded over-the-counter, 85% of the fair market value on the Offering Termination Date as determined by the Committee.

SECTION 8. EXERCISE OF OPTION

     (a) Unless a participant gives written notice to the Treasurer of the Company as hereinafter provided, his option for the purchase of Common Stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his or her account at that time will purchase at the applicable option price (but not in excess of the number of shares for which options have been granted the Employee pursuant to Paragraph 7(a)), and any excess in his or her account at that time, other than amounts representing fractional shares, will be returned to him or her.

     (b) Fractional shares will not be issued under the Plan and any accumulated payroll deductions which would have been used to purchase fractional shares shall be automatically carried forward to the next Offering unless the participant elects, by written notice to the Treasurer of the Company, to have the excess cash returned to him or her.

SECTION 9. DELIVERY

     The Company will deliver to each participant (as promptly as possible after the appropriate Offering Termination Date), a certificate representing the Common Stock purchased upon exercise of his or her option.

SECTION 10. WITHDRAWAL AND TERMINATION

     (a) Prior to the Offering Termination Date for an Offering, any participant may withdraw the payroll deductions credited to his or her account under the Plan for such Offering by giving written notice to the Treasurer of the Company. All of the participant's payroll deductions credited to such account will be paid to him or her promptly after receipt of notice of withdrawal, without interest, and no future payroll deductions will be made from his or her pay during such Offering. The Company will treat any attempt to borrow by a participant on the security of accumulated payroll deductions as an election to withdraw such deductions.

     (b) A participant's election not to participate in, or withdrawal from, any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

     (c) Upon termination of the participant's employment for any reason, including retirement but excluding death, the payroll deductions credited to his account will be returned to him or her, or, in the case of his or her death, to the person or persons entitled thereto under Paragraph 14.

     (d) Upon termination of the participant's employment because of death, his or her beneficiary (as defined in Paragraph 14) shall have the right to elect, by written notice given to the Company's Treasurer prior to the expiration of a period of 90 days commencing with the date of the death of the participant, either:

          (i) to withdraw all of the payroll deductions credited to the participant's account under the Plan; or

          (ii) to exercise the participant's option for the purchase of stock on the Offering Termination Date next following the date of the participant's death for the purchase of the number of full shares which the accumulated payroll deductions in the participant's account at the date of the participant's death will purchase at the applicable option price (subject to the limitation contained in Paragraph 7(a)), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the office of the Company's Treasurer, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the participant's account at the date of the participant's death and the same will be paid promptly to said beneficiary.

SECTION 11. INTEREST

     No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating Employee.

SECTION 12. STOCK

     (a) The maximum number of shares of Common Stock available for issuance and purchase by Employees under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Paragraph 17, shall be 677,500 shares of Common Stock, which number shall increase by 52,500 shares on each of December 10, 2001 and December 10, 2002, up to a maximum of 782,500 shares of Common Stock.

     (b) The participant will have no interest in stock covered by his or her option until such option has been exercised.

SECTION 13. ADMINISTRATION

     The Plan shall be administered by the Committee. The interpretation and construction of any provision of the Plan and adoption of rules and regulations for administering the Plan shall be made by the Committee. Determinations made by the Committee with respect to any matter or provision contained in the Plan shall be final, conclusive and binding upon the Company and upon all participants, their heirs or legal representatives. Any rule or regulation adopted by the Committee shall remain in full force and effect unless and until altered, amended, or repealed by the Committee.

SECTION 14. DESIGNATION OF BENEFICIARY

     A participant shall file with the Treasurer of the Company a written designation of a beneficiary who is to receive any Common Stock and/or cash under the Plan. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of a participant and upon receipt by the Company of proof of the identity and existence at the participant's death of a beneficiary validly designated by him or her under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the participant. No beneficiary shall prior to the death of the participant by whom he or she has been designated, acquire any interest in the Common Stock and/or cash credited to the participant under the Plan.

SECTION 15. TRANSFERABILITY

     Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Paragraph 10.

SECTION 16. USE OF FUNDS

     All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

SECTION 17. EFFECT OF CHANGES OF COMMON STOCK

     If the Company shall subdivide or reclassify the Common Stock which has been or may be subject to options under this Plan, or shall declare thereon any dividend payable in shares of such Common Stock, or shall take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be subject to options under the Plan (in the aggregate and to any participant) shall be adjusted accordingly and in the case of each option outstanding at the time of any such action, the number and class of shares which may thereafter be purchased pursuant to such option and the option price per share shall be adjusted to such extent as may be determined by the Committee, with the approval of independent public accountants and counsel, to be necessary to preserve the rights of the holder of such option.

SECTION 18. AMENDMENT OR TERMINATION

     The Board may at any time terminate or amend the Plan. No such termination shall affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant holding options under the Plan without the consent of such participant.

SECTION 19. NOTICES

     All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Treasurer of the Company.

SECTION 20. MERGER OR CONSOLIDATION

     In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering then in progress shall be shortened by setting a new Offering Termination Date (the "New Offering Termination Date"). The New Offering Termination Date shall be before the date of the Company's proposed sale or merger. The Board shall notify each participant in writing, at least ten business days prior to the New Offering Termination Date, that the Offering Termination Date for the participant's option has been changed to the New Offering Termination Date and that the participant's option shall be exercised automatically on the New Offering Termination Date, unless prior to such date the participant has withdrawn from the Offering as provided in Section 10 hereof.

SECTION 21. APPROVAL OF STOCKHOLDERS

     The Plan is subject to the approval of the stockholders of the Company within twelve months before or after the adoption of the Plan by the Board, such approval to take place either at the next annual meeting of stockholders, at any special meeting of the stockholders for which one of the purposes shall be to act upon the Plan, or by written consent of the stockholders.

SECTION 22. GOVERNMENTAL AND OTHER REGULATIONS

     The Plan, and the grant and exercise of the rights to purchase shares hereunder, and the Company's obligation to sell and deliver shares upon the exercise of rights to purchase shares, shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required. The Plan shall be governed by, and construed and enforced in accordance with, the provisions of Sections 421, 423 and 424 of the Code and the substantive laws of the State of Delaware. In the event of any inconsistency between such provisions of the Code and any such laws, such provisions of the Code shall govern to the extent necessary to preserve favorable federal income tax treatment afforded employee stock purchase plans under Section 423 of the Code.

                                     PROXY
                                NETGENESIS CORP.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2001

The undersigned stockholder of NetGenesis Corp. (the "Company"), revoking all prior proxies, hereby appoints Lawrence S. Bohn, Brian Zanghi and Christopher Hanson, or any of them acting singly, proxies, with full power of substitution, to vote all shares of capital stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Foley, Hoag & Eliot LLP, One Post Office Square, Boston, Massachusetts, 02109, on Wednesday, June 6, 2001, beginning at 10:00 A.M., local time, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders dated May 2, 2001 and the related Proxy Statement, copies of which have been received by the undersigned, and in their discretion upon any business that may properly come before the Annual Meeting or any adjournments or postponements thereof. Attendance of the undersigned at the Annual Meeting or any adjournment or postponement thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate in writing the intention of the undersigned to vote the shares represented hereby in person prior to the commencement of the Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSALS SET FORTH ON THE REVERSE SIDE, WILL BE VOTED FOR THE PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


SEE REVERSE           CONTINUED AND TO BE SIGNED                 SEE REVERSE
  SIDE                      ON REVERSE SIDE                         SIDE

NETGENESIS CORP.
c/o EQUISERVE
P.O. BOX 9398
BOSTON, MA  02205-9398

                Please complete and return the proxy card below.

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                          DIRECTORS OF NETGENESIS CORP.

                   A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE
               WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS
   NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                   DETACH HERE

[X]   PLEASE MARK VOTES
      AS IN THIS EXAMPLE

The shares represented by this Proxy will be voted as directed or, if no direction is given with respect to the Proposals set forth below, will be voted FOR the Proposals or otherwise in accordance with the recommendations of the Board of Directors.

1. To elect Class I Directors of the Company. Nominees: (01) Lawrence S. Bohn and (02) Rory O'Driscoll

         [  ]  FOR BOTH NOMINEES        [  ]  WITHHELD FROM BOTH NOMINEES

         [  ]  ---------------------------------
            For both nominees except as noted above

2.       To approve the NetGenesis Corp. 1999 Stock Incentive Plan as amended.

         [  ]  FOR               [  ]  AGAINST

         [  ]  ABSTAIN

3. To approve the NetGenesis Corp. 1999 Employee Stock Purchase Plan as amended.

         [  ]  FOR               [  ]  AGAINST

         [  ]  ABSTAIN

Please promptly date and sign this proxy and mail it in the enclosed envelope to ensure representation of your shares. No postage need be affixed if mailed in the United States.

Mark here if you plan to attend the Annual Meeting.        [  ]

Mark here for address change and note at left.             [  ]

Please sign exactly as your name(s) appear(s) on stock certificate. If shares are held as joint tenants, both should sign. If stockholder is a corporation, please sign full corporate name by president or other authorized officer and, if a partnership, please sign full partnership name by an authorized partner or other authorized person. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


Signature:              Date:       Signature:              Date:
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